[ARIEL MUTUAL FUNDS LOGO]

[GRAPHIC]

[THE PATIENT INVESTOR(R) LOGO]

SLOW AND STEADY WINS THE RACE

DECEMBER 31, 2003

ARIEL FUND

ARIEL APPRECIATION FUND

ARIEL PREMIER GROWTH FUND

ARIEL PREMIER BOND FUND

[GRAPHIC]

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by visiting our web site, www.arielmutualfunds.com. Investing in small and mid-cap stocks is more risky and more volatile than investing in large cap stocks.

Investors should consider carefully the investment objectives, potential risks, management fees, and charges and expenses of the Ariel Mutual Funds before investing. The current prospectus for the Ariel Mutual Funds contains this and other information about the Funds. Investors may obtain a copy of the current prospectus by calling or writing our distributor. Please read it carefully before investing or sending money. (C) January, 2004, Ariel Distributors, Inc., 200 East Randolph Drive, Chicago, IL 60601. 1-800-292-7435.

This report candidly discusses a number of individual companies. These opinions are current as of the date of this report but are subject to change. The information provided in this report is not reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell a particular security.

Ariel Investment Trust
P.O. Box 219121
Kansas City, Missouri
64121-9121
800.292.7435
www.arielmutualfunds.com

Table of Contents

The Patient Investor                                            2

Value Company Updates                                           4

Value Company in Focus                                          6

Ariel Fund                                                      7

Ariel Appreciation Fund                                        11

Ariel Premier Growth Fund                                      15

Ariel Premier Bond Fund                                        22

Board of Trustees                                              29

[GRAPHIC]

Shareholder News TRADITIONAL, ROTH OR ROLLOVER--WHICH ONE IS RIGHT FOR YOU?

It's not too late to take advantage of an Ariel Mutual Funds IRA! You have until April 15, 2004 to make a 2003 contribution. You can invest up to $3,000 for the year 2003, and if you are over 50 years old, you can contribute $3,500.

A TRADITIONAL IRA allows your investment earnings to grow tax-deferred until they are withdrawn at retirement. You are eligible for withdrawals as early as 59 1/2, but must begin withdrawals by age 70 1/2. Contributions in a Traditional IRA may be tax-deductible depending on whether you contribute to an employer-sponsored retirement plan.

Although contributions to a ROTH IRA are not tax deductible, a Roth IRA offers tax-free growth, meaning not only does your money grow tax-free, but you don't have to pay taxes when you make withdrawals. Unlike a Traditional IRA, you are not required to make withdrawals from your account when you turn 70 1/2. In fact, as long as you have earned income, you may continue making contributions well past 70 1/2.

Lastly, if you have recently changed jobs, you can ROLLOVER YOUR 401(k) to an Ariel Mutual Funds IRA.

Call an Ariel IRA Specialist at 1-800-292-7435 and bring the value of patient investing to your retirement portfolio.

[THE PATIENT INVESTOR(R) LOGO]

DECEMBER 31, 2003                                  SLOW AND STEADY WINS THE RACE

[GRAPHIC]

  "...our contrarian sensitivities are heightened when Wall Street investors are as uniformly optimistic as they are at present."

DEAR FELLOW SHAREHOLDER: For the quarter ended December 31, 2003, the undervalued small companies comprising Ariel Fund rose +10.48%. For the twelve months, the Fund gained +28.04%. While this return was certainly gratifying on an absolute basis, it fell short of the style similar Russell 2000 Value Index which rose +16.37% during the three month period and a remarkable +46.03% for the year. Meanwhile, Ariel Appreciation Fund returned +11.05% during the final quarter of 2003 and +30.97% for the year. The Russell Midcap Value Index, which serves as the Ariel Appreciation Fund's benchmark, gained +15.22% in the fourth quarter and an impressive +38.07% in 2003. Notwithstanding our tempered returns, Ariel Fund continues to rank #1 out of 13 small cap core funds since its November 6, 1986 inception date. Ariel Appreciation Fund ranks #6 out of 45 funds found in the style similar multi-cap core strategy* since its inception on December 1, 1989.

THE QUALITY GAP

As you may recall, when dissecting our third quarter results in our September 30, 2003 letter, we wrote, "broadly speaking, our emphasis on high quality, financially strong businesses with moderate risk characteristics adversely impacted [our] performance as the market continued to favor more aggressive issues of weaker financial health." Because this "low quality" sentiment continued to be such a pronounced theme again this quarter as well as a clear determinant of market results for the year, we thought it important to provide more context to the market's counterintuitive comeback and our own results.

With typical tongue in cheek, perhaps BARRON'S summed up the situation best, "[In 2002], [v]ery few market players recommended that investors buy shares of the lowest-quality, most heavily indebted, least viable companies, which have led the charge this year." A "flight to garbage" is how top market strategist, Steven Galbraith, bluntly characterized the situation. The following Merrill Lynch chart comparing the performance of the S&P 500 grouped by quality ratings makes the case in point. As the chart shows, in 2003, quality and performance were inversely correlated.

2003 PERFORMANCE BY QUALITY RATINGS

              A+      A       A-      B+      B       B-     C & D
------------------------------------------------------------------
S&P 500      26.3    27.4    28.2    34.8    40.9    49.6    80.9

Source: Merrill Lynch Quantitative Strategy

In assessing this situation, the quantitative strategy team that compiles this data at Merrill Lynch further noted, "C&Ds outperformed A+s by 55 percentage points in 2003. 1999 was the only year with a wider performance

* According to Lipper, Ariel Fund ranked 493 out of 511, 102 out of 282, and 14 out of 75 small cap core funds for the one-, five- and ten-year periods ended 12/31/03. Similarly, according to Lipper, Ariel Appreciation Fund ranks 197 out of 587, 26 out of 291, and 10 out of 81 multi-cap core funds for the one-, five- and ten-year periods ended 12/31/03. Lipper, Inc. is a nationally recognized organization that reports performance and calculates rankings for mutual funds. Each fund is ranked within a universe of funds with similar investment objectives. Ranking is based on total returns.

spread (73 percentage points) in the eighteen year history of [the] quality indices." Of course, as if we need reminding, 1999 was also the year the market peaked.

                         "...our focus on high quality,
                          financially strong businesses
                       with moderate risk characteristics
                             continued to hold back
                                  our results."

Consistent with the aforementioned chart, the performance of the individual market sectors was also widely skewed to the lowest quality. For example, in the S&P 500, health care stocks rated A+ through B+ rose +27.01%. By contrast, those ranked B and lower soared +73.71%. In this same vein, Morningstar reports the average gain for the 1,150 technology stocks in their database was +137% last year. Of course, many of these high-octane issues trade on less than stellar fundamentals. In the context of this junk stock rally, it should come as no surprise that as the year closed out, our focus on high quality, financially strong businesses with moderate risk characteristics continued to hold back our results. By employing this same strategy, our portfolios were effectively insulated from the market's recent three-year downfall. Moreover, Ariel Fund and Ariel Appreciation Fund have outperformed their respective benchmarks since inception, a period that included both peaks and troughs.

Overall, we remain concerned with the year's dramatic advance precisely because the stock market is now so expensive and investor expectations so high. Today's valuations already reflect the dynamic economic recovery as well as future corporate profit growth. Not to mention, our contrarian sensitivities are heightened when Wall Street investors are as uniformly optimistic as they are at present. To this point, a quick look at any of the "Investor Sentiment Readings" published each week in BARRON'S shows rampant market euphoria. For example, 81% of those polled by the Consensus Index are bullish. For these reasons, we are increasingly cautious in our market outlook and as such, ever more vigilant in our search for superior businesses that will have the resilience to endure the more difficult environments that may lie ahead. As the FINANCIAL TIMES summarized all too well, "...when profit growth decelerates...high quality stocks will outperform."

PORTFOLIO COMINGS AND GOINGS

As the market continues to scale new heights and stock valuations rise accordingly, we are finding it even more difficult to find small cap stocks that meet our parameters. For this reason, you will note that once again, we did not initiate any new positions in Ariel Fund during the quarter. As a result, our new idea drought has now persisted for nine consecutive months, the longest it has ever been in our twenty-one year history. On the sale side, we took profits in Dial (NYSE: DL) on the good news of its acquisition by The Henkel Group, the German-based consumer products conglomerate. Meanwhile in Ariel Appreciation Fund, we initiated a position in Banknorth Group (NYSE: BNK), one of the 30 largest commercial banks in the country and the third largest bank headquartered in New England. We eliminated our position in Toys "R" Us (NYSE: TOY) as the stock achieved our estimation of its private market value. We also substantially pared back our position in supermarket chain, Safeway (NYSE: SWY), given our concerns about the company's ability to meet our requisite 12-15% growth rate in the future. As we have some of the same concerns with its competitor, Kroger (NYSE: KR), we have reduced our position there as well.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

/s/ John W. Rogers, Jr.

JOHN W. ROGERS, JR.
Chairman and CEO

/s/ Mellody Hobson

MELLODY HOBSON
President

VALUE COMPANY UPDATES

[THE DIAL CORPORATION LOGO]

THE DIAL CORPORATION (NYSE: DL)
15501 North Dial Boulevard
Scottsdale, AZ 85260
800.258.3425
www.dialcorp.com

Dial is one of the largest manufacturers and distributors of laundry detergent, liquid body wash, hand soap and bar soap. Its brands include Purex detergent, Dial liquid hand soap and body wash, along with Coast, Tone and Dial bar soaps. Dial also manufactures and distributes Armour canned meats and Renuzit air fresheners. Since the 1940s, the company has successfully developed and maintained an outstanding reputation as one of the leading brands in the consumer products industry.

Over the past 24 months, Dial has substantially increased its operating income by refocusing on profitable and growing product lines, and by closing and divesting under-performing assets such as the Sara Michaels personal care line. Following these efforts, Dial's share price jumped from $16.75 to over $28.50, representing more than a 70% increase to shareholders.

On December 15, 2003, The Henkel Group, a German chemical and products company, announced its intent to acquire Dial in an all cash deal. The acquisition is scheduled to close in April 2004. Upon completion, Dial's shareholders will receive $28.75 per share, officially closing our position. We are pleased with the transaction as it represents the best value for shareholders.

[HORACE MANN EDUCATED FINANCIAL SOLUTIONS LOGO]

HORACE MANN EDUCATORS CORPORATION (NYSE: HMN)
1 Horace Mann Plaza
Springfield, IL 62715
800.999.1030
www.horacemann.com

Horace Mann is the largest multi-line national insurance company focused on the educator market. The company was founded in 1945 by two Illinois school teachers who sought to sell automobile insurance to other teachers. Since that time, Horace Mann has expanded its business to other states and broadened its product line to include group and individual life insurance, 403(b) tax-qualified retirement annuities and homeowners insurance.

Horace Mann's competitive strength lies within its exclusive sales force that is dedicated to serving its niche educator market. By focusing on this audience for the past 59 years, Horace Mann has been able to build trusting relationships and develop a strong brand. However, over the last few years, Horace Mann lost sight of its core competency and began drifting beyond its target customer base in areas where it had no clear competitive advantages. The company's performance and stock price consequently suffered. Lou Lower, the former Allstate Life CEO, was brought in to refocus the business. He and his team have upgraded Horace Mann's outdated technology platform; invested in building out a claims department; expanded its product lines; and broadened its distribution. Given Ariel's patient investment philosophy and our confidence in Horace Mann's franchise, we see this temporary glitch as an opportunity. The company currently trades at a 19% discount to our $18 private market value estimation.

[THE NEIMAN MARCUS GROUP LOGO]

THE NEIMAN MARCUS GROUP, INC. (NYSE: NMG.A)
One Marcus Square
1618 Main Street
Dallas, TX 75201
214.741.6911
www.neimanmarcus.com

Neiman Marcus is a high-end specialty retailer offering luxury goods through 35 Neiman Marcus stores and 2 Bergdorf Goodman stores. In addition, it has 14 clearance centers and a direct marketing operation that includes the popular Horchow catalog, as well as a successful internet business. The company also owns a majority interest in Kate Spade, a designer of branded accessories, and Gurwitch Bristow, a designer of Laura Mercier cosmetics. This high-end, exclusive retailer primarily caters to the rich and stylish. Although people sometimes refer to Neiman Marcus as "Needless Markup," as investors, we could not be more delighted by the company's ability to sell its expensive items at full price.

Its loyal customer base, thriving catalog and internet business, and consistent growth demonstrate that Neiman's is not "Needless." Neiman's focus, unmatchable customer service, strong relationships with designers and talented management team have enabled the company to flourish over its 96-year history.

Today, Neiman's franchise remains as strong as ever. The company's well-defined strategy and discipline saw them through one of the toughest retail environments in recent history. We continue to be very confident in our investment and believe that the company is well-positioned to benefit from a stronger economy and higher consumer confidence.

[VALASSIS LOGO]

VALASSIS (NYSE: VCI)
19975 Victor Parkway
Livonia, MI 48152
800.437.0479
www.valassis.com

Valassis offers a wide range of marketing services to consumer packaged goods manufacturers and retailers in the United States and abroad. Their core business includes advertising and coupon booklets found in your Sunday newspaper. Valassis reaches over 69 million households on any given Sunday. Other lines of business include sampling, direct mail, one-to-one marketing programs, coupon clearing and consulting and analytic services. The company's unique ability to target consumers enables advertisers to achieve high response rates. Our research efforts have affirmed that coupon inserts are a critical marketing tool for new product introduction and brand building.

In a year when investors witnessed considerable market appreciation, shareholders of Valassis saw a relatively flat stock price performance resulting from a market-share battle with News America, its competitor in this duopoly. News America engaged in an aggressive and successful pricing war to capture market share. Although Valassis responded by lowering its prices, they were unwilling to match News America's discounting, thus ceding market share. As a result, profits declined at both companies. For now, it appears the market share battle has subsided and pricing pressures have eased.

With a 30-year history of marketing innovation, we believe their core business--distributing coupons for consumer-branded franchises--is critical to the success of these companies. Currently at $29.35, we believe the shares remain undervalued.

VALUE COMPANY IN FOCUS

[BANKNORTH GROUP, INC. LOGO]

BANKNORTH GROUP, INC. (NYSE: BNK)
Two Portland Square
Post Office Box  9540
Portland, ME 04112
800.462.3666
www.banknorth.com

With over $25 billion in assets, Banknorth ranks among the nation's 30 largest commercial banking and financial services companies. With approximately 400 branches located in the Northeast, Banknorth offers a full array of traditional banking services to its commercial and retail customers, including deposit services, lending, investment management, investment planning and insurance brokerage. The company's hallmark is its customer service which is best demonstrated by Chief Executive Officer William Ryan, who drives over 50,000 miles each year visiting clients and branches.

UNIQUE MARKET SHARE OPPORTUNITY

Once Bank of America's acquisition of FleetBoston is completed, Banknorth will become the largest bank headquartered in New England. The expected account turnover resulting from this acquisition represents an opportunity for Banknorth to exploit its position as the region's customer service leader and largest locally headquartered bank. The company recently purchased Foxborough Savings Bank and Cape Cod Bank in Massachusetts in order to further compete against Fleet in an expanded geography. In its area of concentration, Banknorth leads in market share. As such, recent acquisitions offer a unique opportunity to expand on that base.

EXCELLENT MANAGEMENT

FORBES magazine recently listed Banknorth as the best managed company in banking. During our recent visit, we witnessed this first hand noting that William Ryan and his team are keenly focused on adding value over a long-term horizon through customer focus and credit control. The ability of the credit team and salesforce to work in collaboration is especially impressive. This focus has led to a strong balance sheet and excellent credit quality, with non-performing loans representing only 0.27% of loans, seventh best among the nation's 50 largest banks.

COMPELLING VALUATION

We believe the market has not factored in a premium for the company's strong brand value and market share position. When we began purchasing shares, Banknorth was trading at less than 1.9x book value, at the low end of the range of recently acquired northeastern banks. Having purchased our first shares before the Fleet acquisition was announced, we are even more convinced that Banknorth's $32 stock price is undervalued relative to our $47 private market value.

ARIEL FUND                                           INCEPTION: NOVEMBER 6, 1986

ABOUT THE FUND
Ariel Fund seeks long-term capital appreciation by investing in undervalued companies in consistent industries that show strong potential for growth. The Fund looks for issuers that provide quality products or services. To capture anticipated growth, the Fund holds investments for a relatively long period, usually three to five years. As of February 1, 2004, the Fund will primarily invest in companies with market capitalizations between $500 million and $2.5 billion at the time of investment with an emphasis on smaller capitalization (small cap) stocks.

[CHART]

PORTFOLIO COMPOSITION

                                           ARIEL FUND      RUSSELL 2000 INDEX
Consumer Discretionary & Services                34.7%                   18.1%
Financial Services                               20.1%                   22.4%
Producer Durables                                14.0%                    8.2%
Cash & Other                                     12.1%                    0.6%
Consumer Staples                                  6.4%                    1.9%
Materials & Processing                            4.9%                    8.6%
Health Care                                       4.4%                   13.0%
Technology                                        3.4%                   14.8%
Autos & Transportation                            0.0%                    4.3%
Utilities                                         0.0%                    4.1%
Other Energy                                      0.0%                    3.9%
Integerated Oils                                  0.0%                    0.1%

AVERAGE ANNUAL TOTAL RETURNS AS OF DEC. 31, 2003 (ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS)

                               4TH QUARTER      YTD        1 YEAR       3 YEAR       5 YEAR       10 YEAR    LIFE OF FUND
-------------------------------------------------------------------------------------------------------------------------
Ariel Fund                       +10.48%      +28.04%      +28.04%      +11.51%      +10.97%      +13.46%      +14.04%
-------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index               +14.52%      +47.25%      +47.25%       +6.27%       +7.13%       +9.47%      +10.21%
-------------------------------------------------------------------------------------------------------------------------
Russell 2000 Value Index         +16.37%      +46.03%      +46.03%      +13.83%      +12.28%      +12.70%      +12.71%
-------------------------------------------------------------------------------------------------------------------------

Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

[CHART]

Comparison of change in value of $10,000 invested in Ariel Fund and comparable indices*

                       ARIEL FUND       RUSSELL 2000 INDEX   S&P 500 INDEX
12/31/86                   10,203               9,711            9,745
12/31/87                   11,367               8,860           10,256
12/31/88                   15,905              11,065           11,960
12/31/89                   19,900              12,863           15,749
12/31/90                   16,699              10,354           15,260
12/31/91                   22,163              15,122           19,910
12/31/92                   24,763              17,906           21,427
12/31/93                   26,924              21,292           23,587
12/31/94                   25,786              20,904           23,898
12/31/95                   30,562              26,849           32,879
12/31/96                   37,747              31,279           40,428
12/31/97                   51,502              38,274           53,916
12/31/98                   56,595              37,300           69,323
12/31/99                   53,335              45,228           83,912
12/31/00                   68,677              43,862           76,272
12/31/01                   78,438              44,952           67,207
12/31/02                   74,371              35,745           52,354
12/31/03                   95,222              52,636           67,374

Top Ten Equity Holdings (as of December 31, 2003)

1  LEE ENTERPRISES, INC.
   Newspaper publisher

2  NEIMAN MARCUS GROUP, INC., CLASS A
   Premier luxury retailer

3  AMERICAN GREETINGS CORP.
   World's second largest producer
   of greeting cards

4  CAESARS ENTERTAINMENT, INC.
   (formerly Park Place Entertainment Corp.)
   World's largest casino gaming company

5  IDEX CORP.
   Industrial product manufacturer

6  JANUS CAPITAL GROUP INC.
   Mutual fund manager

7  MARKEL CORP.
   Specialty insurance provider

8  VALASSIS COMMUNICATIONS, INC.
   Preeminent marketing
   services company

9  INVACARE CORP.
   Leading producer of medical equipment

10 GREY GLOBAL GROUP, INC.
   Advertising and marketing services firm


* Statistics represent past performance which is not indicative of future results. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 is a broad market-weighted index dominated by large cap stocks. The Russell 2000 Index measures the performance of smaller companies. The Russell 2000 Value Index measures the performance of smaller, value-oriented companies with lower price-to-earnings ratios. All indices are unmanaged, and an investor cannot invest directly in an index.

  Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by visiting our web site, www.arielmutualfunds.com. Investing in small and mid-cap stocks is more risky and more volatile than investing in large cap stocks.

ARIEL FUND SCHEDULE OF INVESTMENTS                 DECEMBER 31, 2003 (UNAUDITED)

NUMBER OF SHARES     COMMON STOCKS--87.81%                                          COST        MARKET VALUE
------------------------------------------------------------------------------------------------------------
                     CONSUMER DISCRETIONARY & SERVICES--34.72%
       4,190,800     American Greetings Corp.*                             $  61,749,021       $  91,652,796
       1,629,133     Bob Evans Farms, Inc.                                    34,239,534          52,881,657
         769,600     DeVry, Inc.*                                             11,434,803          19,340,048
         101,300     Grey Global Group, Inc.                                  60,598,165          69,192,965
       2,797,325     Hasbro, Inc.                                             36,964,218          59,527,076
       1,354,700     Journal Register Co.*                                    26,530,483          28,042,290
       2,203,100     Lee Enterprises, Inc.                                    73,198,842          96,165,315
         616,300     Libbey, Inc.                                             21,114,826          17,552,224
         760,700     Matthews International Corp.                             16,020,078          22,509,113
       1,745,400     Neiman Marcus Group, Inc., Class A*                      53,813,312          93,675,618
         779,075     Oneida Ltd.                                              10,972,611           4,588,752
       8,454,600     Caesars Entertainment, Inc.*                             64,611,005          91,563,318
         878,800     Radio One, Inc., Class D*                                12,549,694          16,960,840
       5,165,600     ServiceMaster Co.                                        59,861,682          60,179,240
       2,589,950     Valassis Communications, Inc.*                           76,935,764          76,015,032
       1,034,100     WMS Industries, Inc.*                                    17,646,509          27,093,420
                                                                           ---------------------------------
                                                                             638,240,547         826,939,704
                                                                           ---------------------------------
                     CONSUMER STAPLES--6.37%
       1,250,700     Dial Corp.                                               18,739,865          35,607,429
       1,481,600     Longs Drug Stores Corp.                                  30,277,558          36,654,784
       1,320,300     McCormick & Co., Inc.                                    23,972,434          39,741,030
         875,453     Smucker (J.M.) Co.                                       28,901,790          39,649,266
                                                                           ---------------------------------
                                                                             101,891,647         151,652,509
                                                                           ---------------------------------
                     FINANCIAL SERVICES--20.07%
       2,017,550     HCC Insurance Holdings, Inc.                             48,157,720          64,158,090
       3,266,175     Horace Mann Educators Corp.                              62,005,942          45,628,465
       5,007,600     Janus Capital Group Inc.                                 64,683,866          82,174,716
       2,368,300     Jones Lang LaSalle, Inc *                                41,920,285          49,094,859
         307,525     Markel Corp.*                                            63,154,187          77,960,663
       1,381,700     Rouse Co.                                                36,423,254          64,939,900
       3,086,600     Sotheby's Holdings, Inc.*                                37,692,628          42,162,956
       2,206,500     Waddell & Reed Financial, Inc.                           43,202,883          51,764,490
                                                                           ---------------------------------
                                                                             397,240,765         477,884,139
                                                                           ---------------------------------
                     HEALTH CARE--4.44%
       1,812,750     Invacare Corp.                                           62,362,376          73,180,718
       1,162,050     Sybron Dental Specialties, Inc.*                         21,858,403          32,653,605
                                                                           ---------------------------------
                                                                              84,220,779         105,834,323
                                                                           ---------------------------------

NUMBER OF SHARES     COMMON STOCKS--87.81% (CONT'D)                                 COST        MARKET VALUE
------------------------------------------------------------------------------------------------------------
                     MATERIALS AND PROCESSING--4.88%
       1,442,155     Brady Corp.                                         $    45,319,884     $    58,767,816
       1,220,875     Energizer Holdings, Inc.*                                24,463,015          45,856,065
       2,100,300     Interface, Inc.*                                         13,672,179          11,614,659
                                                                         -----------------------------------
                                                                              83,455,078         116,238,540
                                                                         -----------------------------------
                     PRODUCER DURABLES--13.98%
       3,946,300     Andrew Corp.*                                            33,665,588          45,421,913
         946,770     General Binding Corp.*                                   13,845,655          17,041,860
       1,572,623     Graco, Inc.                                              34,868,781          63,062,182
       2,037,100     IDEX Corp.                                               65,783,441          84,722,989
       2,713,300     Miller (Herman), Inc.                                    54,553,429          65,851,791
       3,966,400     Steelcase, Inc.                                          51,513,316          56,957,504
                                                                         -----------------------------------
                                                                             254,230,210         333,058,239
                                                                         -----------------------------------
                     TECHNOLOGY--3.35%
       2,292,250     Anixter International, Inc.*                             55,680,677          59,323,430
         709,300     Littelfuse, Inc.*                                        17,824,884          20,442,026
                                                                         -----------------------------------
                                                                              73,505,561          79,765,456
                                                                         -----------------------------------
                     Total Common Stocks                                   1,632,784,587       2,091,372,910
                                                                         -----------------------------------

PRINCIPAL AMOUNT     REPURCHASE AGREEMENTS--12.35%                                    COST      MARKET VALUE
------------------------------------------------------------------------------------------------------------
      94,223,533     State Street Bank & Trust Co., 0.40%,
                       dated 12/31/2003, repurchase price
                       $94,225,627, maturing 1/2/2004 (collateralized by
                       U.S. Treasury Note, 5.875%, 11/15/2004)                  94,223,533        94,223,533

     200,000,000     State Street Bank & Trust Co., 0.40%,
                       dated 12/31/2003, repurchase price
                       $200,004,444, maturing 1/2/2004 (collateralized by
                       U.S. Treasury Bond, 7.250%, 05/15/2016)                 200,000,000       200,000,000
                                                                           ---------------------------------
                     Total Repurchase Agreements                               294,223,533       294,223,533
                                                                           ---------------------------------
                     Total Investments-100.16%                             $ 1,927,008,120     2,385,596,443
                                                                           ===============
                     Liabilities less Other Assets-(0.16)%                                        (3,765,663)
                                                                                             ---------------
                     NET ASSETS-100.00%                                                      $ 2,381,830,780
                                                                                             ===============

*Non-income producing.

ARIEL FUND STATISTICAL SUMMARY                                       (UNAUDITED)

                                                    52-WEEK RANGE       EARNINGS PER SHARE            P/E CALENDAR
                                                    -------------  ----------------------------- --------------------------
                                                                     2002      2003      2004     2002     2003      2004    MARKET
                                   TICKER   PRICE                   ACTUAL   ESTIMATED ESTIMATED ACTUAL ESTIMATED ESTIMATED   CAP.
COMPANY                            SYMBOL  12/31/03  LOW     HIGH  CALENDAR  CALENDAR  CALENDAR   P/E      P/E       P/E     ($MM)
Oneida Ltd.                          OCQ     5.89    2.86   11.55      0.45     -0.85      0.25   13.1        NM      23.6     98
Interface, Inc.                     IFSIA    5.53    2.54    6.50     -0.08     -0.30      0.14     NM        NM      39.5    284
General Binding Corp.               GBND    18.00    7.50   20.44      0.42      0.67      0.96   42.9      26.9      18.8    288
Libbey, Inc.                         LBY    28.48   20.30   29.89      2.36      1.82      2.30   12.1      15.6      12.4    387
Horace Mann Educators Corp.          HMN    13.97   12.43   16.95      1.18      0.16      1.30   11.8      87.3      10.7    597
Littelfuse, Inc.                    LFUS    28.82   16.70   30.55      0.55      0.65      1.00   52.4      44.3      28.8    630
Jones Lang LaSalle, Inc.             JLL    20.73   12.90   21.50      1.08      1.08      1.30   19.2      19.2      15.9    655
WMS Industries, Inc.                 WMS    26.20   10.50   27.75      0.02     -0.01      0.71     NM        NM      36.9    770
Sotheby's Holdings, Inc.             BID    13.66    6.42   14.24     -0.06     -0.11      0.20     NM        NM      68.3    843
Journal Register Co.                 JRC    20.70   14.73   20.98      1.16      1.18      1.33   17.8      17.5      15.6    852
Longs Drug Stores Corp.              LDG    24.74   13.05   25.60      0.91      1.02      1.12   27.2      24.3      22.1    853
Grey Global Group, Inc.             GREY   683.05  594.60  823.25     12.34     17.31     21.47   55.4      39.5      31.8    891
Anixter International, Inc.          AXE    25.88   19.88   26.00      1.14      1.17      1.42   22.7      22.1      18.2    938
Matthews International Corp.        MATW    29.59   21.51   30.37      1.24      1.44      1.56   23.9      20.5      19.0    948
Brady Corp.                          BRC    40.75   25.05   43.46      1.15      1.52      1.88   35.4      26.8      21.7    957
Sybron Dental Specialties            SYD    28.10   14.50   30.11      1.13      1.47      1.58   24.9      19.1      17.8  1,077
Bob Evans Farms, Inc.               BOBE    32.46   21.18   33.25      2.01      2.07      2.20   16.1      15.7      14.8  1,125
Invacare Corp.                       IVC    40.37   29.68   44.00      2.05      2.17      2.50   19.7      18.6      16.1  1,253
IDEX Corp.                           IEX    41.59   26.02   42.37      1.66      1.85      2.21   25.1      22.5      18.8  1,369
American Greetings Corp.             AM     21.87   12.41   22.59      1.49      1.48      1.71   14.7      14.8      12.8  1,454
Valassis Communications, Inc.        VCI    29.35   21.45   30.69      2.43      2.02      1.79   12.1      14.5      16.4  1,528
DeVry, Inc.                          DV     25.13   15.90   30.15      0.85      0.82      0.97   29.6      30.6      25.9  1,760
Herman Miller, Inc.                 MLHR    24.25   15.17   27.10      0.17      0.43      0.75     NM      56.4      32.3  1,768
Andrew Corp.                        ANDW    11.59    5.23   14.25      0.23      0.18      0.43   50.4      64.4      27.0  1,835
Graco, Inc.                          GGG    40.10   25.02   40.72      1.57      1.83      2.01   25.5      21.9      20.0  1,844
Waddell & Reed Financial, Inc.       WDR    23.46   15.68   27.72      1.07      1.12      1.40   21.9      20.9      16.8  1,932
Lee Enterprises, Inc.                LEE    43.65   30.35   44.15      1.64      1.81      2.04   26.6      24.1      21.4  1,961
Radio One, Inc.                     ROIAK   19.30   12.33   19.77      0.16      0.29      0.37     NM      66.6      52.2  2,020
HCC Insurance Holdings, Inc.         HCC    31.80   22.30   32.09      1.68      2.20      2.59   18.9      14.5      12.3  2,029
Steelcase, Inc.                      SCS    14.36    8.54   14.57     -0.23     -0.04      0.20     NM        NM      71.8  2,123
The J.M. Smucker Co.                 SJM    45.29   33.00   46.75      1.91      2.32      2.58   23.7      19.5      17.6  2,267
Markel Corp.                         MKL   253.51  201.50  279.00      7.29      9.79     18.53   34.8      25.9      13.7  2,496
The Neiman Marcus Group, Inc.       NMGA    53.67   25.90   55.25      2.58      3.00      3.30   20.8      17.9      16.3  2,626
The Dial Corp.                       DL     28.47   17.12   28.70      1.21      1.37      1.54   23.5      20.8      18.5  2,744
Energizer Holdings, Inc.             ENR    37.56   22.46   38.94      2.19      2.64      3.00   17.2      14.2      12.5  3,103
Caesars Entertainment, Inc.          CZR    10.83    6.50   11.09      0.53      0.50      0.58   20.4      21.7      18.7  3,282
The ServiceMaster Co.                SVM    11.65    8.95   12.10      0.53      0.59      0.68   22.0      19.7      17.1  3,439
Hasbro, Inc.                         HAS    21.28   11.17   22.63      0.62      1.11      1.25   34.3      19.2      17.0  3,713
Janus Capital Group Inc.             JNS    16.41    9.46   19.00      0.91      0.82      0.92   18.0      20.0      17.8  3,949
McCormick & Co., Inc.                MKC    30.10   21.71   30.21      1.31      1.41      1.57   23.0      21.3      19.2  4,179
Rouse Co.                            RSE    47.00   30.42   47.55      3.84      3.91      4.25   12.2      12.0      11.1  4,256

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. Rouse Company estimates are before depreciation and deferred taxes. Radio One estimates are before depreciation and amortization. NM=Not Meaningful. All estimates of future earnings per share shown in this table are prepared by Ariel Capital Management research analysts. P/E ratios are based on earnings stated and 12/31/03 stock price.

ARIEL APPRECIATION FUND                              INCEPTION: DECEMBER 1, 1989

ABOUT THE FUND
Ariel Appreciation Fund also pursues long-term capital appreciation by investing in undervalued firms with growth potential. Like Ariel Fund, this Fund seeks out issuers that provide quality products or services. To capture anticipated growth, the Fund will also hold investments for a relatively long period - usually three to five years. As of February 1, 2004, the Fund will primarily invest in companies with market capitalizations between $2.5 billion and $20 billion at the time of investment, with an emphasis on medium capitalization (mid-cap) stocks.

[CHART]

PORTFOLIO COMPOSITION

                                           ARIEL APPRECIATION FUND      RUSSELL MIDCAP INDEX
Financial Services                                            39.3%                     24.0%
Consumer Discretionary & Services                             31.5%                     18.5%
Health Care                                                   14.3%                     10.1%
Consumer Staples                                               4.7%                      3.5%
Producer Durables                                              3.8%                      6.7%
Cash & Other                                                   3.4%                      2.1%
Utilities                                                      3.0%                      7.9%
Technology                                                     0.0%                     13.2%
Materials & Processing                                         0.0%                      6.9%
Other Energy                                                   0.0%                      3.3%
Autos & Transportation                                         0.0%                      2.8%
Integrated Oils                                                0.0%                      1.0%

AVERAGE ANNUAL TOTAL RETURNS AS OF DEC. 31, 2003 (ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS)

                               4TH QUARTER    YTD      1 YEAR     3 YEAR     5 YEAR     10 YEAR  LIFE OF FUND
-------------------------------------------------------------------------------------------------------------
Ariel Appreciation Fund          +11.05%    +30.97%    +30.97%    +10.92%    +9.30%     +13.73%    +13.34%
-------------------------------------------------------------------------------------------------------------
Russell Midcap Index             +13.97%    +40.06%    +40.06%     +3.47%    +7.23%     +12.18%    +12.64%
-------------------------------------------------------------------------------------------------------------
Russell Midcap Value Index       +15.22%    +38.07%    +38.07%     +8.48%    +8.73%     +13.04%    +13.03%
-------------------------------------------------------------------------------------------------------------

Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

[CHART]

Comparison of change in value of $10,000 invested in Ariel Appreciation Fund and comparable indices*

                      APPREC FUND      RUSSELL MIDCAP INDEX        S&P 500 INDEX
12/31/89                   10,054                    10,176               10,240
12/31/90                    9,902                     9,006                9,922
12/31/91                   13,184                    12,744               12,945
12/31/92                   14,930                    14,826               13,932
12/31/93                   16,115                    16,947               15,336
12/31/94                   14,763                    16,592               15,538
12/31/95                   18,330                    22,309               21,377
12/31/96                   22,677                    26,547               26,286
12/31/97                   31,283                    34,247               35,055
12/31/98                   37,398                    37,705               45,073
12/31/99                   35,981                    44,579               54,559
12/31/00                   42,754                    48,257               49,591
12/31/01                   49,693                    45,543               43,697
12/31/02                   44,545                    38,172               34,040
12/31/03                   58,343                    53,462               43,806

Top Ten Equity Holdings (as of December 31, 2003)

1  IMS HEALTH, INC.
   Leading provider of healthcare data

2  ACCENTURE LTD.
   Leading information and technology consultant

3  MBIA, INC.
   Leading insurer of municipal bonds

4  NORTHERN TRUST CORP.
   Preeminent personal and institutional trust company

5  CENDANT CORP.
   Global provider of consumer and business services

6  CARNIVAL CORP.
   World's largest cruise company

7  BAXTER INTERNATIONAL, INC.
   Diversified healthcare manufacturer

8  PITNEY BOWES, INC.
   Top manufacturer of mailing equipment

9  THE INTERPUBLIC GROUP OF COMPANIES, INC.
   Leading global advertising conglomerate

10 MBNA CORP.
   Prominent issuer of bank credit cards

* Statistics represent past performance which is not indicative of future results. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 is a broad market-weighted index dominated by large cap stocks. The Russell Midcap Index measures the performance of small and mid-sized companies. The Russell Midcap Value Index measures the performance of small and mid-sized, value-oriented companies with lower price-to-earnings ratios. All indices are unmanaged, and an investor cannot invest directly in an index.

  Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by visiting our web site, www.arielmutualfunds.com. Investing in small and mid-cap stocks is more risky and more volatile than investing in large cap stocks.

ARIEL APPRECIATION FUND SCHEDULE OF INVESTMENTS    DECEMBER 31, 2003 (UNAUDITED)

NUMBER OF SHARES     COMMON STOCKS--96.66%                                                          COST           MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
                     CONSUMER DISCRETIONARY & SERVICES--31.54%
       4,498,100     Accenture Ltd.*                                                  $       71,680,030     $      118,389,992
         969,100     Black & Decker Corp.                                                     37,317,829             47,796,012
       2,720,450     Carnival Corp.                                                           71,610,765            108,083,478
       4,940,695     Cendant Corp.*                                                           72,573,446            110,029,278
       2,177,475     Harte-Hanks, Inc.                                                        34,461,801             47,360,081
       5,419,100     The Interpublic Group of Companies, Inc.                                 96,441,063             84,537,960
         761,800     McClatchy Co.                                                            35,581,952             52,411,840
         639,600     Omnicom Group, Inc.                                                      39,574,268             55,856,268
       2,747,895     ServiceMaster Co.                                                        34,823,279             32,012,977
       1,191,625     Tribune Co.                                                              51,470,069             61,487,850
       2,132,300     Yum! Brands, Inc.*                                                       53,695,334             73,351,120
                                                                                      -----------------------------------------
                                                                                             599,229,836            791,316,856
                                                                                      -----------------------------------------

                     CONSUMER STAPLES--4.66%
       1,210,972     Clorox Co.                                                               48,545,025             58,804,800
       1,195,300     Kroger Co.*                                                              22,810,975             22,125,003
       1,011,540     McCormick & Co., Inc.                                                    17,584,124             30,447,354
         250,800     Safeway, Inc.*                                                            4,785,541              5,495,028
                                                                                      -----------------------------------------
                                                                                              93,725,665            116,872,185
                                                                                      -----------------------------------------

                     FINANCIAL SERVICES--39.25%
       1,607,925     Banknorth Group, Inc.                                                    49,720,538             52,305,800
         963,300     Certegy, Inc.                                                            27,662,445             31,596,240
       1,505,872     Dun & Bradstreet Corp.*                                                  49,023,668             76,362,769
       2,084,050     Equifax, Inc.                                                            47,493,234             51,059,225
       1,300,600     Franklin Resources, Inc.                                                 51,682,985             67,709,236
       3,920,500     Janus Capital Group Inc.                                                 47,620,223             64,335,405
       1,940,792     MBIA, Inc.                                                               85,773,156            114,953,110
       3,355,437     MBNA Corp.                                                               70,426,595             83,382,610
       2,387,900     Northern Trust Corp.                                                     83,401,681            110,846,318
       1,533,300     Rouse Co.                                                                42,572,296             72,065,100
       1,753,400     St. Paul Cos., Inc.                                                      59,259,161             69,522,310
       2,654,565     SunGard Data Systems, Inc.*                                              68,737,056             73,557,996
       1,083,750     T. Rowe Price Group, Inc.                                                40,009,917             51,380,588
         846,200     XL Capital Ltd.                                                          65,920,170             65,622,810
                                                                                      -----------------------------------------
                                                                                             789,303,125            984,699,517
                                                                                      -----------------------------------------

                     HEALTH CARE--14.34%
       3,035,595     Apogent Technologies, Inc.*                                              61,966,669             69,940,109
       3,532,300     Baxter International, Inc.                                               86,635,526            107,805,796
       4,823,760     IMS Health, Inc.                                                         80,043,914            119,918,674
       1,537,400     Omnicare, Inc.                                                           45,494,420             62,095,586
                                                                                      -----------------------------------------
                                                                                             274,140,529            359,760,165
                                                                                      -----------------------------------------

                     PRODUCER DURABLES--3.83%
       2,365,200     Pitney Bowes, Inc.                                                       87,818,916             96,074,424
                                                                                      -----------------------------------------
                                                                                              87,818,916             96,074,424
                                                                                      -----------------------------------------

NUMBER OF SHARES     COMMON STOCKS--96.66% (CONT'D)                                                 COST           MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
                     UTILITIES--3.04%
       2,335,100     CenturyTel, Inc.                                                 $       70,405,735     $       76,170,962
                                                                                      -----------------------------------------
                                                                                              70,405,735             76,170,962
                                                                                      -----------------------------------------
                     Total Common Stocks                                                   1,914,623,806          2,424,894,109
                                                                                      -----------------------------------------

PRINCIPAL AMOUNT     REPURCHASE AGREEMENTS--4.02%                                                   COST           MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
         913,131     State Street Bank & Trust Co., 0.40%, dated 12/31/2003,
                       repurchase price $913,151, maturing 1/2/2004
                       (collateralized by U.S. Treasury Note, 2.875%, 6/30/2004)                 913,131                913,131
     100,000,000     State Street Bank & Trust Co., 0.40%, dated 12/31/2003,
                       repurchase price $100,002,222, maturing 1/2/2004
                       (collateralized by U.S. Treasury Bond, 8.125%, 8/15/2019)             100,000,000            100,000,000
                                                                                      -----------------------------------------
                     Total Repurchase Agreements                                             100,913,131            100,913,131
                                                                                      -----------------------------------------

                     Total Investments-100.68%                                        $    2,015,536,937          2,525,807,240
                                                                                      ==================
                     Liabilities less Other Assets-(0.68)%                                                          (16,964,437)
                                                                                                             ------------------
                     NET ASSETS-100.00%                                                                      $    2,508,842,803
                                                                                                             ==================

*Non-income producing.

ARIEL APPRECIATION FUND STATISTICAL SUMMARY                          (UNAUDITED)

                                                                        52-WEEK RANGE                 EARNINGS PER SHARE
                                                                   -----------------------   ------------------------------------
                                                                                                2002         2003         2004
                                          TICKER         PRICE                                  ACTUAL     ESTIMATED    ESTIMATED
COMPANY                                   SYMBOL        12/31/03         LOW         HIGH      CALENDAR     CALENDAR     CALENDAR
Harte-Hanks, Inc.                           HHS            21.75        17.10        22.15         0.96         1.00         1.12
Apogent Technologies, Inc.                  AOT            23.04        14.45        23.60         1.25         1.36         1.62
Certegy, Inc.                               CEY            32.80        21.10        35.24         1.41         1.54         1.73
The McClatchy Co.                           MNI            68.80        51.39        70.14         2.84         3.05         3.38
Equifax, Inc.                               EFX            24.50        17.84        27.59         1.38         1.48         1.65
The ServiceMaster Co.                       SVM            11.65         8.95        12.10         0.53         0.59         0.68
The Dun & Bradstreet Corp.                  DNB            50.71        32.31        50.81         1.87         2.56         2.93
The Black & Decker Corp.                    BDK            49.32        33.20        49.90         3.22         3.97         4.45
Janus Capital Group Inc.                    JNS            16.41         9.46        19.00         0.91         0.82         0.92
Omnicare, Inc.                              OCR            40.39        23.09        42.07         1.49         2.01         2.61
McCormick & Co., Inc.                       MKC            30.10        21.71        30.21         1.31         1.41         1.57
Rouse Co.                                   RSE            47.00        30.42        47.55         3.84         3.91         4.25
CenturyTel, Inc.                            CTL            32.62        25.25        36.76         1.76         2.37         2.74
Banknorth Group, Inc.                       BNK            32.53        20.60        33.57         1.99         2.15         2.38
T. Rowe Price Group, Inc.                   TROW           47.41        23.72        47.59         1.52         1.77         2.35
IMS Health, Inc.                             RX            24.86        13.68        25.07         0.98         1.01         1.14
The Interpublic Group of Companies, Inc.    IPG            15.60         7.20        16.50         0.54         0.10         0.70
SunGard Data Systems, Inc.                  SDS            27.71        17.50        29.60         1.15         1.25         1.42
MBIA, Inc.                                  MBI            59.23        34.14        60.72         3.92         4.80         5.08
The St. Paul Companies, Inc.                SPC            39.65        29.00        39.74         1.24         3.57         4.45
Pitney Bowes, Inc.                          PBI            40.62        29.45        42.75         2.37         2.40         2.55
Safeway, Inc.                               SWY            21.91        16.20        25.83         2.77         1.95         2.02
Yum! Brands, Inc.                           YUM            34.40        21.54        35.41         1.90         2.01         2.22
Northern Trust Corp.                        NTRS           46.28        27.64        48.75         1.97         1.93         2.35
The Clorox Co.                              CLX            48.56        37.40        49.16         2.29         2.32         2.65
XL Capital Ltd.                              XL            77.55        63.49        88.87         5.10         6.09         9.13
Franklin Resources, Inc.                    BEN            52.06        29.99        52.25         1.80         2.17         2.80
The Kroger Co.                               KR            18.51        12.05        19.70         1.65         1.31         1.65
Tribune Co.                                 TRB            51.60        41.60        51.77         1.90         2.12         2.40
Omnicom Group, Inc.                         OMC            87.33        46.50        87.60         3.44         3.60         4.27
Baxter International, Inc.                  BAX            30.52        18.18        31.32         1.99         1.83         2.15
Cendant Corp.                                CD            22.27        10.29        22.39         1.29         1.41         1.61
Accenture Ltd.                              ACN            26.32        13.45        26.55         0.93         1.05         1.16
Carnival Corp.                              CCL            39.73        20.34        39.84         1.75         1.54         2.03
MBNA Corp.                                  KRB            24.85        11.96        25.50         1.34         1.79         2.02

                                                        P/E CALENDAR
                                              ---------------------------------
                                               2002        2003         2004        MARKET
                                              ACTUAL     ESTIMATED    ESTIMATED      CAP.
                                                P/E         P/E          P/E        ($MM)
Harte-Hanks, Inc.                              22.7         21.8         19.4        1,901
Apogent Technologies, Inc.                     18.4         16.9         14.2        2,084
Certegy, Inc.                                  23.3         21.3         19.0        2,127
The McClatchy Co.                              24.2         22.6         20.4        3,174
Equifax, Inc.                                  17.8         16.6         14.8        3,407
The ServiceMaster Co.                          22.0         19.7         17.1        3,439
The Dun & Bradstreet Corp.                     27.1         19.8         17.3        3,687
The Black & Decker Corp.                       15.3         12.4         11.1        3,834
Janus Capital Group Inc.                       18.0         20.0         17.8        3,949
Omnicare, Inc.                                 27.1         20.1         15.5        4,138
McCormick & Co., Inc.                          23.0         21.3         19.2        4,179
Rouse Co.                                      12.2         12.0         11.1        4,256
CenturyTel, Inc.                               18.5         13.8         11.9        4,704
Banknorth Group, Inc.                          16.3         15.1         13.7        5,259
T. Rowe Price Group, Inc.                      31.2         26.8         20.2        5,904
IMS Health, Inc.                               25.4         24.6         21.8        5,953
The Interpublic Group of Companies, Inc.       28.9        156.0         22.3        6,119
SunGard Data Systems, Inc.                     24.1         22.2         19.5        7,961
MBIA, Inc.                                     15.1         12.3         11.7        8,537
The St. Paul Companies, Inc.                   32.0         11.1          8.9        9,046
Pitney Bowes, Inc.                             17.1         16.9         15.9        9,489
Safeway, Inc.                                   7.9         11.2         10.8        9,691
Yum! Brands, Inc.                              18.1         17.1         15.5       10,119
Northern Trust Corp.                           23.5         24.0         19.7       10,198
The Clorox Co.                                 21.2         20.9         18.3       10,248
XL Capital Ltd.                                15.2         12.7          8.5       10,645
Franklin Resources, Inc.                       28.9         24.0         18.6       12,936
The Kroger Co.                                 11.2         14.1         11.2       13,790
Tribune Co.                                    27.2         24.3         21.5       16,112
Omnicom Group, Inc.                            25.4         24.3         20.5       16,593
Baxter International, Inc.                     15.3         16.7         14.2       18,626
Cendant Corp.                                  17.3         15.8         13.8       22,564
Accenture Ltd.                                 28.3         25.1         22.7       24,604
Carnival Corp.                                 22.7         25.8         19.6       25,026
MBNA Corp.                                     18.5         13.9         12.3       31,750

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items.
Rouse Company estimates are before depreciation and deferred taxes. NM=Not Meaningful. All estimates of future earnings per share shown in this table are prepared by Ariel Capital Management research analysts. P/E ratios are based on earnings stated and 12/31/03 stock price.

ARIEL PREMIER GROWTH FUND                                      DECEMBER 31, 2003

[GRAPHIC]

  "The magnitude of the stock market gains over the year was rewarding, but likely reduces some of the upside in the outlook for 2004."

DEAR FELLOW SHAREHOLDER: For the quarter-ended December 31, 2003, the Ariel Premier Growth Fund--Institutional Class rose +10.77 and the Investor Class rose +10.74%. The Fund's return exceeded the Russell 1000 Growth Index which posted +10.41%, as well as the average large capitalization growth mutual fund which rose +9.6% during the same period.

The Fund's Cyclical Growth exposure produced the strongest returns, with over 20% gains posted by Danaher (NYSE: DHR), United Technologies (NYSE: UTX), Illinois Tool Works (NYSE: ITW) and 3M (NYSE: MMM). As the worldwide economy strengthened in the second half of 2003, investors gravitated toward these industrials. Other positive contributors to the Fund's performance included Liberty Media (NYSE: L) as well as our holdings in the Technology sector, which posted a double-digit gain during the quarter. In particular, Microchip Technology (NASDAQ: MCHP) and Maxim Integrated Products (NASDAQ: MXIM) were the two largest contributors as both companies witnessed an acceleration in demand for their semiconductor products as the year came to a close. In the Healthcare area, orthopedic product manufacturer, Zimmer Holdings (NYSE: ZMH) and pharmaceutical firm, Forest Labs (NYSE: FRX) were also superior stocks for the Fund. Two notable detractors in the Retail sector were AutoZone, Inc. (NYSE:
AZN) and discount department store chain, Kohl's (NYSE: KSS).

As we reflect upon 2003, three observations come to mind: first, the resiliency of the U.S. economy; second, the powerful shift in investor sentiment; and third, the possibility of sustained market momentum as a result of low inflation and interest rates, strong productivity gains, and the early stages of capital spending and employment recovery.

The magnitude of the stock market gains over the year was rewarding, but likely reduces some of the upside in the outlook for 2004. Oddly enough, larger capitalization growth stocks were not great relative performers in 2003. Rather, small and mid-cap stocks led the pack. Thus, the Fund's holdings could benefit from some "catch-up" with the rest of the market even if the broader market's progress is more muted in 2004. The vast majority of these stocks are making solid earnings progress and generating a very high level of free cash flow. We expect increasing interest in equities with such characteristics.

Sincerely,

/s/ David M. Fowler                 /s/ John S. Cole

David M. Fowler                     John S. Cole

Ariel Premier Growth Fund is sub-advised by Lincoln Equity Management, LLC, a Chicago-based investment firm with $1.5 billion in assets under management.

Growth Company Updates


[FIRST DATA (R) LOGO]

FIRST DATA CORPORATION (NYSE: FDC)
6200 South Quebec Street
Greenwood Village, CO 80111
303.967.8000
www.firstdatacorp.com

First Data Corporation is a worldwide leader in three major markets for financial services: money transfer; merchant check and debit card verification; and debit and credit card processing. The company's money transfer business, Western Union, is very profitable and generates substantial excess cash flow. Western Union has over 150,000 agents worldwide with recent emphasis on expansion in China and Southeast Asia.

First Data is in the process of acquiring Concord EFS, which will enhance its market position in the merchant check and debit card segment. In addition to operating the STAR ATM network, Concord EFS offers services in electronic check acceptance; check guarantees and check verification; and "back-end" processing of credit/debit cards offered by a wide range of financial institutions.

Historically, First Data has grown in a profitable and consistent manner. We expect continued earnings-per-share growth in the 15% range over the next few years as Western Union expands geographically, credit/debit card usage increases and costs are reduced through merger synergies with Concord. We project that the company will earn approximately $2.50 per share in 2005, and a P/E of 20x leads to a price target of $50 during the next 12 months. Based on these assumptions, the stock is attractive in the low $40s.

[TEVA (R) LOGO]

TEVA PHARMACEUTICAL INDUSTRIES LTD. (NASDAQ: TEVA)
5 Basel Street
Petach Tikva 49131
Israel
972.3.9267267
www.tevapharm.com

Teva Pharmaceuticals is the world's largest producer of generic drugs and also sells pharmaceutical ingredients to other global manufacturers. Though based in Israel, the company generates nearly two-thirds of its revenues in North America.

During 2003, branded drugs producing sales of $13 billion became eligible for generic production, and branded products producing an additional $15+ billion in sales will become eligible in 2004. Teva is well-positioned to take advantage of this substantial opportunity. Because of its size and global manufacturing capabilities, the company has a cost advantage over its competition. In addition, Teva possesses a powerful new product pipeline with 78 Abbreviated New Drug Applications (ANDAs) filed with the Food and Drug Administration (FDA), and a larger number filed with agencies in Europe.

Teva's revenues over the past five years have grown at a 24% compound annual rate, and substantial growth opportunities continue. We believe that Teva will earn $2.40-$2.50 per share in 2004, with $3.00 projected for 2005. Currently selling in the high $50s, we believe an appropriate target is $75 or more per share during the next 12 months.

ARIEL PREMIER GROWTH FUND                            INCEPTION: FEBRUARY 1, 2002

ABOUT THE FUND
Ariel Premier Growth Fund pursues long-term capital appreciation by investing in a small number of large companies which it believes to have exceptional growth prospects. The Fund primarily invests in companies with market capitalizations greater than $10 billion at the time of investment, with an emphasis on large capitalization (large cap) stocks.

[CHART]

PORTFOLIO COMPOSITION

                                        ARIEL PREMIER GROWTH FUND       RUSSELL 1000 GROWTH INDEX
Health Care                                        24.5%                         24.2%
Technology                                         23.8%                         23.6%
Consumer Discretionary & Services                  19.9%                         16.9%
Other (including cash)                             10.1%                          7.0%
Financial Services                                  7.6%                         10.5%
Producer Durables                                   6.6%                          3.6%
Consumer Staples                                    2.9%                          8.6%
Utilities                                           2.9%                          1.6%
Other Energy                                        1.7%                          1.1%
Autos & Transportation                              0.0%                          1.6%
Materials & Processing                              0.0%                          1.3%
Integrated Oils                                     0.0%                          0.0%

AVERAGE ANNUAL TOTAL RETURNS AS OF DEC. 31, 2003 (ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS)

                                               4TH QUARTER          YTD         1 YEAR           3 YEAR        5 YEAR   LIFE OF FUND
------------------------------------------------------------------------------------------------------------------------------------
Ariel Premier Growth Fund, Inst. Cl                 +10.77%       +25.64%       +25.64%             -             -        -3.94%
------------------------------------------------------------------------------------------------------------------------------------
Ariel Premier Growth Fund, Inv. Cl                  +10.74%       +25.07%       +25.07%             -             -        -4.37%
------------------------------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index                           +10.41%       +29.75%       +29.75%             -             -        -2.51%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                       +12.18%       +28.68%       +28.68%             -             -        +0.90%
------------------------------------------------------------------------------------------------------------------------------------

Comparison of change in value of $1,000,000 invested in Ariel Premier Growth Fund, Institutional Class and comparable indices*

[CHART]

                         ARIEL PREMIER
                          GROWTH FUND
                        INSTITUTIONAL CLASS        RUSSELL 1000 GROWTH INDEX          S&P 500 INDEX
                                                   -------------------------          -------------
03/31/02                     1,012,000                     991,645                        1,017,605
06/30/02                       825,000                     806,474                          881,265
09/30/02                       692,000                     685,134                          729,019
12/31/02                       737,000                     734,143                          790,532
03/31/03                       734,000                     726,300                          765,628
06/30/03                       810,000                     830,209                          883,555
09/30/03                       836,000                     862,705                          906,904
12/31/03                       926,000                     952,535                        1,017,331

Comparison of change in value of $10,000 invested in Ariel Premier Growth Fund, Investor Class and comparable indices*

[CHART]

                      ARIEL PREMIER
                      GROWTH FUND
                     INVESTOR CLASS                RUSSELL 1000 GROWTH INDEX    S&P 500 INDEX
                                                   -------------------------    -------------
03/31/02                 10,110                              9,916                  10,176
06/30/02                  8,240                              8,065                   8,813
09/30/02                  6,900                              6,851                   7,290
12/31/02                  7,340                              7,341                   7,905
03/31/03                  7,300                              7,263                   7,656
06/30/03                  8,040                              8,302                   8,836
09/30/03                  8,290                              8,627                   9,069
12/31/03                  9,180                              9,525                  10,173

Top Ten Equity Holdings (as of December 31, 2003)

1  PFIZER, INC.
   Leading pharmaceutical company

2  MICROSOFT CORP.
   World's #1 software company

3  LIBERTY MEDIA CORP.
   Diversified media company

4  DANAHER CORP.
   Preeminent industrial and consumer product provider

5  GENERAL ELECTRIC CO.
   Diversified manufacturer and financial services company

6  UNITED TECHNOLOGIES CORP.
   Manufacturer of building systems and aerospace products

7  CISCO SYSTEMS, INC.
   World's #1 provider of internet hardware

8  3M CO.
   Diversified manufacturing company

9  COMCAST CORP., CLASS A
   Largest U.S. cable company

10 INTEL CORP.
   Foremost provider of computer chips and other components

*Statistics represent past performance which is not indicative of future results. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. The Russell 1000 Growth Index is a broad market-weighted index dominated by large-sized companies believed to have higher projected growth prospects. All indexes are unmanaged, and an investor cannot invest directly in an index.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by visiting our web site, www.arielmutualfunds.com.

ARIEL PREMIER GROWTH FUND SCHEDULE OF INVESTMENTS  DECEMBER 31, 2003 (UNAUDITED)

NUMBER OF SHARES     COMMON STOCKS--99.09%                                                          COST           MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
                     CONSUMER DISCRETIONARY & SERVICES--19.87%
          12,200     Accenture Ltd.*                                                  $          251,271     $          321,104
           2,400     Autozone, Inc.*                                                             175,559                204,504
           2,000     Bed Bath & Beyond, Inc.*                                                     64,850                 86,700
           4,000     Chico's FAS, Inc.*                                                          105,534                147,800
           3,400     Home Depot, Inc.                                                            112,960                120,666
           3,000     InterActiveCorp*                                                            106,973                101,790
           3,900     Kohl's Corp *                                                               211,385                175,266
          62,626     Liberty Media Corp.*                                                        693,268                744,623
           9,300     Lowe's Cos., Inc.                                                           376,366                515,127
          26,100     Nokia Corp., ADR                                                            414,706                443,700
           3,800     Pier 1 Imports, Inc.                                                         73,936                 83,068
           3,400     Staples, Inc.*                                                               79,864                 92,820
           3,900     Viacom, Inc., Class B                                                       143,651                173,082
           6,300     Wal-Mart Stores, Inc.                                                       333,371                334,215
           2,900     Walgreen Co.                                                                 86,587                105,502
                                                                                      -----------------------------------------
                                                                                               3,230,281              3,649,967
                                                                                      -----------------------------------------

                     CONSUMER STAPLES--2.93%
           3,600     PepsiCo, Inc.                                                               157,617                167,832
           3,700     Procter & Gamble Co.                                                        312,459                369,556
                                                                                      -----------------------------------------
                                                                                                 470,076                537,388
                                                                                      -----------------------------------------

                     FINANCIAL SERVICES--7.55%
           7,100     First Data Corp.                                                            236,906                291,739
           1,500     Goldman Sachs Group, Inc.                                                   130,963                148,095
          17,500     MBNA Corp.                                                                  342,682                434,875
           5,000     Morgan Stanley                                                              244,838                289,350
           5,900     SLM Corp.                                                                   228,945                222,312
                                                                                      -----------------------------------------
                                                                                               1,184,334              1,386,371
                                                                                      -----------------------------------------

                     HEALTH CARE--24.54%
           6,300     Aetna, Inc.                                                                 381,013                425,754
           3,200     Alcon, Inc.                                                                 167,736                193,728
           4,500     AmerisourceBergen Corp.                                                     256,635                252,675
           2,700     Boston Scientific Corp.*                                                     94,664                 99,252
           3,700     Cardinal Health, Inc.                                                       222,587                226,292
           8,300     Forest Laboratories, Inc.*                                                  383,553                512,940
           3,800     Health Management Associates, Inc., Class A                                  91,776                 91,200
           5,400     Johnson & Johnson                                                           293,130                278,964
           6,900     Medtronic, Inc.                                                             316,644                335,409
          39,000     Pfizer, Inc.                                                              1,269,949              1,377,870
           5,200     Teva Pharmaceutical Industries Ltd., ADR                                    267,655                294,892
           2,200     Watson Pharmaceuticals, Inc.*                                                87,690                101,200
           4,500     Zimmer Holdings, Inc.*                                                      186,216                316,800
                                                                                      -----------------------------------------
                                                                                               4,019,248              4,506,976
                                                                                      -----------------------------------------

                     OTHER--9.24%
           6,500     3M Co.                                                                      392,156                552,695
           2,300     Deere & Co.                                                                 128,637                149,615
          18,300     General Electric Co.                                                        580,978                566,934
           5,100     Illinois Tool Works, Inc.                                                   356,698                427,941
                                                                                      -----------------------------------------
                                                                                               1,458,469              1,697,185
                                                                                      -----------------------------------------

NUMBER OF SHARES     COMMON STOCKS--99.09% (CONT'D)                                                 COST           MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
                     OTHER ENERGY--1.68%
           8,600     BJ Services Co.*                                                 $          284,224     $          308,740
                                                                                      -----------------------------------------
                                                                                                 284,224                308,740
                                                                                      -----------------------------------------

                     PRODUCER DURABLES--6.59%
           7,100     Danaher Corp.                                                               443,911                651,425
           5,900     United Technologies Corp.                                                   423,227                559,143
                                                                                      -----------------------------------------
                                                                                                 867,138              1,210,568
                                                                                      -----------------------------------------

                     TECHNOLOGY--23.80%
           5,900     Analog Devices, Inc.                                                        269,882                269,335
           6,700     BEA Systems, Inc.*                                                           74,109                 82,410
          22,800     Cisco Systems, Inc.*                                                        322,672                553,812
           2,700     Cognos, Inc.*                                                                64,737                 82,674
           3,400     Computer Associates International, Inc.                                      82,661                 92,956
          16,200     Intel Corp.                                                                 287,697                521,640
           3,600     Intersil Corp.*                                                              91,255                 89,460
          14,800     Jabil Circuit, Inc.*                                                        334,026                418,840
           5,300     Maxim Integrated Products, Inc.                                             194,940                263,940
           1,300     Mercury Interactive Corp.*                                                   58,996                 63,232
           4,500     Microchip Technology, Inc.                                                   93,612                150,120
          35,300     Microsoft Corp.                                                             916,204                972,162
          27,900     Oracle Corp.*                                                               335,233                368,280
          43,300     Taiwan Semiconductor Manufacturing Co. Ltd., ADR *                          478,636                443,392
                                                                                      -----------------------------------------
                                                                                               3,604,660              4,372,253
                                                                                      -----------------------------------------

                     UTILITIES--2.89%
          17,000     Comcast Corp., Class A*                                                     468,020                531,760
                                                                                      -----------------------------------------
                                                                                                 468,020                531,760
                                                                                      -----------------------------------------
                     Total Common Stocks                                                      15,586,450             18,201,208
                                                                                      -----------------------------------------

PRINCIPAL AMOUNT     REPURCHASE AGREEMENT--0.83%                                                    COST           MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
         151,814     State Street Bank & Trust Co., 0.40%, dated 12/31/2003,
                       repurchase price $151,818, maturing 1/2/2004 (collateralized
                       by U. S. Treasury Note, 2.000%, 11/30/2004)                               151,814                151,814
                                                                                      -----------------------------------------
                     Total Repurchase Agreement                                                  151,814                151,814
                                                                                      -----------------------------------------
                     Total Investments-99.92%                                         $       15,738,264             18,353,022
                                                                                      ==================
                     Other Assets less Liabilities-0.08%                                                                 14,168
                                                                                                             ------------------
                     NET ASSETS-100.00%                                                                      $       18,367,190
                                                                                                             ==================

*Non-income producing.

ARIEL PREMIER GROWTH FUND STATISTICAL SUMMARY      DECEMBER 31, 2003 (UNAUDITED)

                                                                        52-WEEK RANGE                 EARNINGS PER SHARE
                                                                   -----------------------   ------------------------------------
                                                                                                 2002        2003         2004
                                          TICKER         PRICE                                  ACTUAL     ESTIMATED    ESTIMATED
COMPANY                                   SYMBOL        12/31/03         LOW         HIGH      CALENDAR     CALENDAR     CALENDAR
General Electric Co.                         GE            30.98        22.17        32.11         1.52         1.55         1.57
Microsoft Corp.                             MSFT           27.37        22.79        29.96         0.93         1.14         1.23
Pfizer, Inc.                                PFE            35.33        28.56        36.18         1.49         1.73         2.10
Wal-Mart Stores, Inc.                       WMT            53.05        46.74        60.08         1.81         2.04         2.32
Intel Corp.                                 INTC           32.05        15.05        34.12         0.47         0.78         1.24
Cisco Systems, Inc.                         CSCO           24.23        12.69        24.40         0.50         0.70         0.81
Johnson & Johnson                           JNJ            51.66        48.73        58.67         2.20         2.64         2.95
Procter & Gamble Co.                         PG            99.88        79.79        99.88         3.90         4.53         5.00
Nokia Corp., ADR                            NOK            17.00        12.67        18.45         0.75         0.82         0.94
Home Depot, Inc.                             HD            35.49        20.53        37.52         1.57         1.82         2.04
PepsiCo, Inc.                               PEP            46.62        37.30        48.71         1.89         2.06         2.31
Viacom, Inc.                               VIA.B           44.38        33.60        47.45         1.26         1.40         1.63
Comcast Corp., Class A                     CMCSA           32.79        23.57        34.54        -0.25        -0.18         0.31
Oracle Corp.                                ORCL           13.23        10.68        13.76         0.44         0.49         0.54
3M Co.                                      MMM            85.03        60.51        85.25         2.53         3.07         3.46
Morgan Stanley                              MWD            57.87        33.57        58.60         2.76         3.80         4.23
Medtronic, Inc.                             MDT            48.61        43.10        52.65         1.31         1.63         1.90
Goldman Sachs Group, Inc.                    GS            98.73        62.85        99.58         4.27         5.98         6.55
United Technologies Corp.                   UTX            94.77        54.15        95.54         4.67         4.66         5.17
Lowe's Cos., Inc.                           LOW            55.39        34.00        60.05         1.89         2.33         2.68
Taiwan Semiconductor Mfg. Co., Ltd.         TSM            10.24         5.93        12.92         0.15         0.32         0.52
Walgreen Co.                                WAG            36.38        27.35        37.15         1.15         1.30         1.49
Liberty Media Corp.                          L             11.89         8.61        12.20        -1.34        -0.10         0.00
MBNA Corp.                                  KRB            24.85        12.15        25.45         1.37         1.79         2.02
Boston Scientific Corp.                     BSX            36.76        19.84        36.76         0.46         0.61         1.62
First Data Corp.                            FDC            41.09        31.34        44.50         1.63         1.90         2.17
Cardinal Health, Inc.                       CAH            61.16        50.31        67.96         3.17         3.66         4.25
Illinois Tool Works, Inc.                   ITW            83.91        55.15        84.15         3.04         3.35         3.79
Accenture Ltd.                              ACN            26.32        13.79        26.33         1.06         1.12         1.27
InterActive Corp.                           IACI           33.93        20.99        42.74        -0.01         0.74         0.96
Forest Laboratories, Inc.                   FRX            61.80        42.00        62.51         1.72         1.86         2.32
Alcon, Inc.                                 ACL            60.54        35.35        60.95         1.54         1.90         2.17
SLM Corp.                                   SLM            37.68        33.85        42.64         1.69         1.85         2.15
Analog Devices, Inc.                        ADI            45.65        23.04        49.80         0.82         1.31         1.80
Maxim Integrated Products, Inc.             MXIM           49.58        30.14        53.31         0.96         1.13         1.42
Deere & Co.                                  DE            65.05        37.96        67.10         2.68         3.54         4.36
Computer Associates International, Inc.      CA            27.34        12.50        28.96        -0.46         0.61         0.90
Kohl's Corp.                                KSS            44.94        43.30        64.49         1.91         1.90         2.37
Teva Pharmaceutical Industries, Ltd.        TEVA           56.71        34.68        61.33         1.55         2.07         2.44
Danaher Corp.                               DHR            91.75        60.45        91.95         2.89         3.24         3.81
Zimmer Holdings, Inc.                       ZMH            70.40        38.16        71.17         1.33         1.72         2.00
Staples, Inc.                               SPLS           27.30        16.34        27.77         0.96         1.10         1.30

                                                        P/E CALENDAR
                                              ---------------------------------
                                               2002        2003         2004        MARKET
                                              ACTUAL     ESTIMATED    ESTIMATED      CAP.
                                                P/E         P/E          P/E         ($B)
General Electric Co.                           16.0         19.9         19.7        311.1
Microsoft Corp.                                37.7         24.1         22.2        295.7
Pfizer, Inc.                                   20.5         20.4         16.9        269.6
Wal-Mart Stores, Inc.                          40.3         26.0         22.8        229.6
Intel Corp.                                    33.1         41.1         25.9        209.4
Cisco Systems, Inc.                            50.7         34.5         29.9        167.5
Johnson & Johnson                              24.4         19.6         17.5        153.3
Procter & Gamble Co.                           27.4         22.0         20.0        129.5
Nokia Corp., ADR                               20.7         20.6         18.1         81.5
Home Depot, Inc.                               38.5         19.5         17.4         80.7
PepsiCo, Inc.                                  22.3         22.7         20.2         80.0
Viacom, Inc.                                   32.3         31.6         27.3         77.4
Comcast Corp., Class A                           NM           NM        105.7         73.5
Oracle Corp.                                   19.8         27.1         24.4         69.1
3M Co.                                         24.4         27.7         24.6         66.7
Morgan Stanley                                 16.4         15.2         13.7         62.8
Medtronic, Inc.                                55.2         29.8         25.6         58.9
Goldman Sachs Group, Inc.                      18.5         16.5         15.1         46.7
United Technologies Corp.                      13.3         20.3         18.3         44.6
Lowe's Cos., Inc.                              34.6         23.8         20.6         43.5
Taiwan Semiconductor Mfg. Co., Ltd.            44.1         31.6         19.7         41.5
Walgreen Co.                                   34.8         28.1         24.5         37.3
Liberty Media Corp.                              NM           NM           NM         34.5
MBNA Corp.                                     13.9         13.9         12.3         31.8
Boston Scientific Corp.                        46.2         60.5         22.6         30.1
First Data Corp.                               21.7         21.6         18.9         29.9
Cardinal Health, Inc.                          24.6         16.7         14.4         26.5
Illinois Tool Works, Inc.                      21.3         25.1         22.2         25.9
Accenture Ltd.                                 28.9         23.5         20.7         24.8
InterActive Corp.                                NM         45.9         35.2         24.1
Forest Laboratories, Inc.                      43.0         33.3         26.6         22.6
Alcon, Inc.                                    25.6         31.8         27.9         18.7
SLM Corp.                                      20.5         20.4         17.6         17.0
Analog Devices, Inc.                           92.4         34.7         25.4         16.9
Maxim Integrated Products, Inc.                47.9         44.0         34.8         16.3
Deere & Co.                                    34.6         18.4         14.9         15.8
Computer Associates International, Inc.          NM         45.1         30.2         15.8
Kohl's Corp.                                   44.8         23.6         18.9         15.3
Teva Pharmaceutical Industries, Ltd.           24.9         27.4         23.2         14.7
Danaher Corp.                                  22.7         28.3         24.1         14.1
Zimmer Holdings, Inc.                          31.2         40.9         35.2         13.9
Staples, Inc.                                  32.0         24.7         21.0         13.5

                                                   DECEMBER 31, 2003 (UNAUDITED)

                                                                        52-WEEK RANGE                 EARNINGS PER SHARE
                                                                   -----------------------   ------------------------------------
                                                                                                 2002        2003         2004
                                          TICKER         PRICE                                  ACTUAL     ESTIMATED    ESTIMATED
COMPANY                                   SYMBOL        12/31/03         LOW         HIGH      CALENDAR     CALENDAR     CALENDAR
Bed Bath & Beyond, Inc.                     BBBY           43.35        30.30        43.80         1.03         1.28         1.53
Aetna, Inc.                                 AET            67.58        40.82        68.49         2.64         5.06         6.01
AutoZone, Inc.                              AZO            85.21        58.61       103.53         5.45         6.45         7.28
Microchip Technology, Inc.                  MCHP           33.37        18.15        36.03         0.49         0.71         0.93
AmerisourceBergen Corp.                     ABC            56.15        46.76        73.30         4.03         4.52         5.19
Health Management Associates, Inc.          HMA            24.00        16.69        26.29         1.19         1.36         1.57
BJ Services Co.                             BJS            35.90        29.55        41.95         1.19         1.59         1.93
Jabil Circuit, Inc.                         JBL            28.30        14.70        31.15         0.22         0.96         1.18
BEA Systems, Inc.                           BEAS           12.30         9.24        15.09         0.21         0.31         0.38
Watson Pharmaceuticals, Inc.                WPI            46.00        27.02        48.80         1.65         1.85         2.13
Mercury Interactive Corp.                   MERQ           48.64        29.65        51.92         0.78         0.93         1.14
Intersil Corp.                              ISIL           24.85        13.87        29.91        -0.04         0.61         0.85
Chico's FAS, Inc.                           CHS            36.95        17.09        39.00         0.80         1.10         1.39
Cognos, Inc.                                COGN           30.61        21.95        36.03         0.83         0.94         1.12
Pier 1 Imports, Inc.                        PIR            21.86        14.85        26.19         1.39         1.30         1.49

                                              2002          2003         2004        MARKET
                                              P/E           P/E          P/E          CAP.
                                            CALENDAR      CALENDAR     CALENDAR       ($B)
Bed Bath & Beyond, Inc.                         43.9         34.0         28.4         12.9
Aetna, Inc.                                     15.6         13.4         11.2         10.3
AutoZone, Inc.                                  17.6         13.2         11.7          7.4
Microchip Technology, Inc.                      58.1         47.2         36.0          6.9
AmerisourceBergen Corp.                         21.7         12.4         10.8          6.3
Health Management Associates, Inc.              19.8         17.6         15.3          5.8
BJ Services Co.                                 24.5         22.6         18.6          5.7
Jabil Circuit, Inc.                            103.9         29.3         23.9          5.6
BEA Systems, Inc.                                 NM         39.2         32.5          5.0
Watson Pharmaceuticals, Inc.                    17.1         24.9         21.6          5.0
Mercury Interactive Corp.                       38.0         52.6         42.6          4.4
Intersil Corp.                                    NM         40.6         29.3          3.4
Chico's FAS, Inc.                               28.5         33.6         26.7          3.2
Cognos, Inc.                                   115.9         32.4         27.3          2.8
Pier 1 Imports, Inc.                            18.8         16.8         14.6          2.0

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items.
NM=Not Meaningful. All estimates of future earnings per share shown in this table are prepared by Lincoln Equity Management, LLC and represent consensus earnings per share expectations. P/E ratios are based on earnings stated and 12/31/03 stock price.

ARIEL PREMIER BOND FUND                                        DECEMBER 31, 2003

[GRAPHIC]

  "...we have positioned the Fund to closely track its benchmark since our views are fairly consistent with market consensus."

DEAR FELLOW SHAREHOLDER: For the fourth quarter-ended December 31, 2003, the Ariel Premier Bond Fund, Institutional Class and Investor Class each gained +0.20%, trailing the Lehman Brothers Aggregate Index, which returned +0.32%. For the year-ended 2003, the Ariel Premier Bond Fund, Institutional Class posted +4.14%, besting the Lehman Brothers Aggregate Index at +4.10%. The Investor Class returned +3.83% over the same period.

Yields were incredibly volatile during 2003. Although the Federal Funds rate only moved 25 basis points over the year, market rates swung wildly, particularly during the summer. Extreme and changing expectations regarding the economy and prospective Federal Reserve policy, partially fueled by the Fed itself, were the primary culprits. The other notable contributor to market performance was strong returns in lower quality credit sectors, specifically in high yield and emerging markets.

The Fund's strong performance for the year was the result of positive contributions from a number of strategies. Specifically, our duration, yield curve and mortgage tactics added positively to returns, as did individual corporate security selections.

Current yield levels reflect an expectation that the Federal Reserve will moderately raise short-term rates through 2005. This view is consistent with the current slack in capacity and employment and the outlook for a reasonably strong economy in 2004. Looking forward, we have positioned the Fund to closely track its benchmark since our views are fairly consistent with market consensus. That said, the Fund's overall exposure to non-Treasury sectors is modestly underweighted, mostly due to our negative view on the Agency market.

On a personal note, this will be my last letter to you as CEO of Lincoln Capital. After 35 years in the business and over 22 years at Lincoln, I will retire on June 30, 2004. It is with great pleasure that I announce my successor, Brad Tank, who will assume my CEO responsibilities effective January 1, 2004. I have known Brad for most of his 23-year career. He is a strong leader with extensive fixed income investment experience. My departure does not impact the portfolio management team for the Ariel Premier Bond Fund, which remains firmly in place. Backed by a strong team of investment professionals, Rich Knee will continue to lead the portfolio team as he has done since the inception of the Fund in 1995.

As always, we appreciate the opportunity to serve you, and we look forward to 2004.

Sincerely,

/s/ Kenneth R. Meyer

KENNETH R. MEYER
CEO

Ariel Premier Bond Fund is sub-advised by Lincoln Capital Fixed Income Management Company, LLC, a Chicago-based investment management firm with $34 billion in assets under management.

ARIEL PREMIER BOND FUND           INSTITUTIONAL CLASS INCEPTION: OCTOBER 1, 1995
                                      INVESTOR CLASS INCEPTION: FEBRUARY 1, 1997

ABOUT THE FUND
Ariel Premier Bond Fund seeks to maximize total return through a combination of income and capital appreciation by investing in high-quality fixed income securities. The Fund may invest in investment-grade bonds including U.S. Government (and government agency) securities, corporate bonds, mortgage-related securities and asset-backed securities. Under normal conditions, at least 80% of the Fund's assets will be invested in fixed income securities rated A or better by the recognized rating agencies. Ariel Premier Bond Fund will not invest in "junk bonds" or other low-rated securities.

[CHART]

PORTFOLIO COMPOSITION

                        ARIEL PREMIER BOND FUND      LEHMAN BROTHERS AGGREGATE BOND INDEX
Cash & Other                               24.9%                                     0.0%
Government & Agency                        22.6%                                    33.8%
Mortgage-Backed                            22.5%                                    35.6%
Corporate                                  22.0%                                    26.3%
Asset-Backed                                5.4%                                     1.7%
Commercial Mortgage-Backed                  2.6%                                     2.6%

AVERAGE ANNUAL TOTAL RETURNS AS OF DEC. 31, 2003 (ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS)

                                                 4TH QUARTER   YTD     1 YEAR   3 YEAR    5 YEAR   LIFE OF FUND
---------------------------------------------------------------------------------------------------------------
Ariel Premier Bond Fund, Inst. Cl.                  +0.20%    +4.14%   +4.14%   +7.07%     +6.08%     +6.53%
---------------------------------------------------------------------------------------------------------------
Ariel Premier Bond Fund, Inv. Cl.                   +0.20%    +3.83%   +3.83%   +6.65%     +5.68%     +6.37%
---------------------------------------------------------------------------------------------------------------
Lehman Bros. Aggregate Bond Index, Inst. Cl.        +0.32%    +4.10%   +4.10%   +7.57%     +6.62%     +7.20%
---------------------------------------------------------------------------------------------------------------
Lehman Bros. Aggregate Bond Index, Inv. Cl.         +0.32%    +4.10%   +4.10%   +7.57%     +6.62%     +7.39%
---------------------------------------------------------------------------------------------------------------

[CHART]

Comparison of change in value of $1,000,000 invested in Ariel Premier Bond Fund, Institutional Class and comparable indices*

                                                          LEHMAN BROS.
                         BOND FUND - INSTIT             AGG BOND INDEX
12/31/95                          1,035,122                  1,042,614
12/31/96                          1,067,709                  1,080,468
12/31/97                          1,165,544                  1,184,769
12/31/98                          1,254,703                  1,287,699
12/31/99                          1,247,569                  1,277,108
12/31/00                          1,373,199                  1,425,580
12/31/01                          1,476,638                  1,545,954
12/31/02                          1,618,726                  1,704,496
12/31/03                          1,685,723                  1,774,429

[CHART]

Comparison of change in value of $10,000 invested in Ariel Premier Bond Fund, Investor Class and comparable indices*

                                                          LEHMAN BROS.
                            BOND FUND - INV             AGG BOND INDEX
12/31/97                             10,838                     10,932
12/31/98                             11,621                     11,882
12/31/99                             11,509                     11,784
12/31/00                             12,631                     13,154
12/31/01                             13,516                     14,265
12/31/02                             14,758                     15,727
12/31/03                             15,322                     16,373

*Statistics represent past performance which is not indicative of future results. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. An investor cannot invest directly in an index.

 Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by visiting our web site, www.arielmutualfunds.com.

ARIEL PREMIER BOND FUND SCHEDULE OF INVESTMENTS    DECEMBER 31, 2003 (UNAUDITED)

      PAR VALUE    ASSET-BACKED SECURITIES--5.39%                                                       COST       MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
$       175,000    ABSC NIMs Trust, 2003-HE7 A, 7.00%, 12/15/2033+                           $       172,658    $       172,375
        150,000    ABSC NIMs Trust, 2004-HE1 A, 7.00%, 1/17/2034                                     148,348            148,348
      1,250,000    Bank One Issuance Trust, 2003-C3 C, 4.77%, 2/16/2016                            1,249,780          1,185,874
      1,055,000    Carmax Auto Owner Trust, 2003-2 A3, 2.36%, 10/15/2007                           1,057,873          1,057,884
        110,000    Chase Funding Mortgage Loan Asset-Backed Certificates,
                     2001-4 1B, 7.383%, 11/25/2031                                                   114,340            113,986
        345,000    Chase Funding Net Interest Margin, 2003-6A, 5.25%, 1/27/2035+                     344,541            344,569
         72,445    Chase Funding Net Interest Margin, 2003-5A, 5.75%, 11/27/2034+                     72,357             72,399
      1,030,000    Chase Manhattan Auto Owner Trust, 2003-C A4, 2.94%, 6/15/2010                   1,029,725          1,025,818
         78,203    Chase Manhattan Auto Owner Trust, 2001-B A3, 3.09%, 11/15/2005                     78,190             78,509
        845,000    Chevy Chase Auto Receivables Trust, 2001-2 A4, 4.44%, 4/16/2007                   844,927            864,779
      1,565,000    Citibank Credit Card Issuance Trust, 2003-C4, 5.00%, 6/10/2015                  1,563,473          1,504,562
        930,000    Citibank Credit Card Issuance Trust, 2002-C2, 6.95%, 2/18/2014                    927,932          1,025,627
        159,538    Countrywide Asset-Backed Certificates, 2003-5NF, 6.75%, 2/25/2034+                159,364            159,538
        501,213    Equifirst Mortgage Loan Trust, 2003-2 3A3, 2.47%, 6/25/2033                       501,213            508,246
      1,720,000    Honda Auto Receivables Owner Trust, 2003-5 A4, 2.93%, 4/20/2009                 1,719,987          1,721,617
        700,000    Household Automotive Trust, 2003-1 A3, 1.73%, 12/17/2007                          699,991            694,078
         60,000    National City Auto Receivables Trust, 2002-A A4, 4.83%, 8/15/2009                  59,993             62,392
      1,250,000    Permanent Financing PLC, 1 2A, 4.20%, 6/10/2007                                 1,249,830          1,298,437
         72,476    Railcar Trust, 1992-1 A, 7.75%, 6/1/2004                                           72,710             73,886
        125,000    Renaissance NIM Trust, 2003-D, 6.657%, 3/26/2034+                                 125,000            125,000
        157,109    Saxon Net Interest Margin Trust, 2003-A A, 6.656%, 8/26/2033+                     157,109            157,109
        505,000    Whole Auto Loan Trust, 2002-1 A3, 2.60%, 8/15/2006                                504,987            510,394
                                                                                             ----------------------------------
                   Total Asset-Backed Securities                                                  12,854,328         12,905,427
                                                                                             ----------------------------------

      PAR VALUE    COMMERCIAL MORTGAGE-BACKED SECURITIES--2.55%                                         COST       MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
        681,408    Chase Commercial Mortgage Securities Corp.,
                     2000-3 A1, 7.093%, 10/15/2032                                                   712,315            752,152
      1,330,000    Chase Commercial Mortgage Securities Corp.,
                     2000-3 A2, 7.319%, 10/15/2032                                                 1,333,046          1,541,261
        860,000    J.P. Morgan Commercial Mortgage Finance Corp.,
                     1997-C5 A3, 7.088%, 9/15/2029                                                   915,918            960,718
      2,485,000    Prudential Securities Secured Financing Corp.,
                     1999-C2 A2, 7.193%, 6/16/2031                                                 2,731,657          2,844,792
                                                                                             ----------------------------------
                   Total Commercial Mortgage-Backed Securities                                     5,692,936          6,098,923
                                                                                             ----------------------------------

      PAR VALUE    CORPORATE DEBT--21.99%                                                               COST       MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
        965,000    American International Group, Inc., 4.25%, 5/15/2013+                             915,871            915,312
      1,700,000    ANZ Capital Trust I, 5.36%, 12/15/2013+                                         1,699,933          1,696,959
        895,000    AT&T Broadband Corp., 9.455%, 11/15/2022                                        1,253,665          1,212,243
        290,000    AT&T Wireless Services, Inc., 7.35%, 3/1/2006                                     289,946            317,123
        535,000    AT&T Wireless Services, Inc., 7.875%, 3/1/2011                                    605,319            619,073
        525,000    AT&T Wireless Services, Inc., 8.75%, 3/1/2031                                     648,992            647,760
        700,000    AXA Financial, Inc., 8.60%, 12/15/2030                                            768,214            882,344
      2,485,000    Bank of America Corp., 4.75%, 8/15/2013                                         2,450,716          2,440,494
        450,000    Bank One Corp., 5.25%, 1/30/2013                                                  445,492            461,647
        245,000    Boeing Co., 6.125%, 2/15/2033                                                     248,920            245,810
        360,000    Boeing Co., 6.875%, 10/15/2043                                                    323,583            380,159
        390,000    British Telecommunications PLC, 8.125%, 12/15/2010                                469,123            474,582
        925,000    Bunge Ltd. Finance Corp., 4.375%, 12/15/2008+                                     923,780            930,459
        465,000    Burlington Resources Finance Co., 6.68%, 2/15/2011                                465,000            522,609

      PAR VALUE    CORPORATE DEBT--21.99% (CONT'D)                                                      COST       MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
$       345,000    Cadbury Schweppes US Finance LLC, 3.875%, 10/1/2008+                      $       344,037    $       343,433
        425,000    Campbell Soup Co., 6.75%, 2/15/2011                                               442,871            485,521
        730,000    Citigroup, Inc., 7.25%, 10/1/2010                                                 853,566            850,857
        460,000    Corp. Andina De Fomento, 7.375%, 1/18/2011                                        458,682            520,233
        985,000    Countrywide Home Loan, 3.25%, 5/21/2008                                           984,241            968,784
        345,000    DaimlerChrysler NA Holding, 6.40%, 5/15/2006                                      343,359            369,635
        440,000    Deutsche Telekom International Finance, 8.25%, 6/15/2030                          476,472            562,068
        395,000    Duke Energy Field Services LLC, 7.875%, 8/16/2010                                 458,975            462,765
        550,000    EOP Operating LP, 6.80%, 1/15/2009                                                596,883            616,873
        595,000    Exelon Generation Co LLC, 5.35%, 1/15/2014+                                       594,780            592,574
        280,000    FedEx Corp., 6.625%, 2/12/2004                                                    279,987            281,415
        280,000    Ford Motor Credit Co., 5.80%, 1/12/2009                                           279,973            288,359
      1,510,000    Ford Motor Credit Co., 7.375%, 10/28/2009                                       1,572,071          1,658,223
        500,000    France Telecom, 9.00%, 3/1/2011                                                   610,829            600,541
        790,000    France Telecom, 9.75%, 3/1/2031                                                 1,036,492          1,049,653
        250,000    General Electric Capital Corp., 6.00%, 6/15/2012                                  248,347            271,113
        750,000    General Electric Capital Corp., 6.75%, 3/15/2032                                  768,325            830,341
        885,000    General Electric Co., 5.00%, 2/1/2013                                             918,594            895,031
        865,000    General Motors Acceptance Corp., 6.125%, 9/15/2006                                913,971            925,766
        420,000    General Motors Acceptance Corp., 7.25%, 3/2/2011                                  418,912            460,785
        980,000    General Motors Acceptance Corp., 8.00%, 11/1/2031                               1,003,543          1,100,508
        605,000    Goldman Sachs Group, Inc., 5.25%, 10/15/2013                                      612,111            610,810
        255,000    Goldman Sachs Group, Inc., 5.70%, 9/1/2012                                        261,653            267,993
        445,000    Household Finance Corp., 5.75%, 1/30/2007                                         445,753            481,091
        275,000    Household Finance Corp., 7.00%, 5/15/2012                                         276,322            313,601
      1,050,000    Illinois State Taxable-Pension, 5.10%, 6/1/2033                                 1,050,000            955,332
        460,000    J.P. Morgan Chase & Co., 5.75%, 1/2/2013                                          469,015            485,065
        995,000    Kerr-Mcgee Corp., 7.875%, 9/15/2031                                             1,139,747          1,130,183
        525,000    Kraft Foods, Inc., 4.00%, 10/1/2008                                               522,862            528,125
      2,660,000    Liberty Media Corp., 3.50%, 9/25/2006                                           2,646,658          2,673,292
        125,000    Masco Corp., 6.75%, 3/15/2006                                                     124,879            136,265
        495,000    Morgan Stanley, 5.30%, 3/1/2013                                                   503,126            505,645
        600,000    News America, Inc., 7.625%, 11/30/2028                                            549,216            695,013
        670,000    PSEG Power LLC, 6.95%, 6/1/2012                                                   718,471            755,617
        100,000    PSEG Power LLC, 7.75%, 4/15/2011                                                  112,248            117,702
        555,000    Regions Financial Corp., 7.00%, 3/1/2011                                          553,152            625,667
        395,000    Republic of Chile, 5.50%, 1/15/2013                                               391,675            406,258
        600,000    Simon Property Group LP, 4.875%, 3/18/2010                                        598,316            611,573
        415,000    SLM Corp., 5.125%, 8/27/2012                                                      412,427            421,213
        350,000    Sprint Capital Corp., 7.125%, 1/30/2006                                           366,175            378,654
      1,100,000    Sprint Capital Corp., 8.75%, 3/15/2032                                          1,241,495          1,299,529
        700,000    Target Corp., 5.50%, 4/1/2007                                                     698,109            756,025
        315,000    Telefonica Europe BV, 7.75%, 9/15/2010                                            315,193            373,979
        710,000    Telefonos De Mexico S A, 4.50%, 11/19/2008+                                       708,492            711,079
        615,000    Time Warner Entertainment Co. LP, 8.375%, 7/15/2033                               773,222            780,922
        630,000    U. S. Bancorp, 3.125%, 3/15/2008                                                  628,963            621,271
        485,000    UFJ Finance Aruba A.E.C., 6.75%, 7/15/2013                                        482,829            517,252
      1,720,000    United Mexican States, 8.375%, 1/14/2011                                        1,791,844          2,042,500
        480,000    Univision Communications, Inc., 3.50%, 10/15/2007                                 478,988            482,461
        220,000    Verizon Global Funding Corp., 7.375%, 9/1/2012                                    219,026            254,927
      1,400,000    Verizon New York, Inc., 7.375%, 4/1/2032                                        1,527,231          1,541,368
        600,000    Viacom, Inc., 7.75%, 6/1/2005                                                     640,413            648,761
        705,000    Vornado Realty Trust, 4.75%, 12/1/2010                                            704,088            705,074
      1,135,000    Wachovia Corp., 7.55%, 8/18/2005                                                1,156,785          1,237,307
        540,000    Washington Mutual, Inc., 6.875%, 5/15/2011                                        537,431            619,963
        720,000    Weyerhaeuser Co., 6.125%, 3/15/2007                                               734,332            780,353
        700,000    Wyeth, 6.25%, 3/15/2006                                                           699,956            755,064
        435,000    Zurich Capital Trust I, 8.376%, 6/1/2037+                                         463,302            499,186
                                                                                             ----------------------------------
                   Total Corporate Debt                                                           50,668,969         52,607,172
                                                                                             ----------------------------------

      PAR VALUE    MORTGAGE-BACKED SECURITIES--22.54%                                                   COST       MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
$    52,000,000    Fannie Mae, 5.50%, 12/1/2099                                              $    52,404,681    $    52,666,224
        555,784    Fannie Mae, 6.00%, 11/1/2015                                                      576,161            584,056
        254,430    Freddie Mac, 5.00%, 9/15/2007                                                     259,674            259,860
        392,212    Freddie Mac, Gold, 6.50%, 11/1/2025                                               372,276            412,545
                                                                                             ----------------------------------
                   Total Mortgage-Backed Securities                                               53,612,792         53,922,685
                                                                                             ----------------------------------

      PAR VALUE    U.S. GOVERNMENT & AGENCY--22.58%                                                     COST       MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
                   U.S. TREASURIES--19.72%
        125,000    U.S. Treasury Bond, 5.25%, 11/15/2028                                             115,568            125,903
      5,285,000    U.S. Treasury Bond, 5.375%, 2/15/2031                                           5,477,607          5,511,473
        175,000    U.S. Treasury Bond, 6.00%, 2/15/2026                                              196,314            194,066
      3,205,000    U.S. Treasury Bond, 6.25%, 5/15/2030                                            3,697,625          3,698,519
         40,000    U.S. Treasury Bond, 6.375%, 8/15/2027                                              50,108             46,456
     10,720,000    U.S. Treasury Bond, 7.25%, 5/15/2016                                           13,683,824         13,372,782
         65,000    U.S. Treasury Bond, 8.125%, 8/15/2019                                              86,971             87,801
        160,000    U.S. Treasury Bond, 9.00%, 11/15/2018                                             205,490            230,731
        320,000    U.S. Treasury Note, 4.00%, 11/15/2012                                             314,024            316,925
         35,000    U.S. Treasury Note, 5.00%, 8/15/2011                                               37,899             37,455
      5,025,000    U.S. Treasury Note, 5.75%, 8/15/2010                                            5,588,022          5,634,281
      8,785,000    U.S. Treasury Note, 6.00%, 8/15/2009                                            9,915,520          9,950,726
        960,000    U.S. Treasury Note, 6.50%, 2/15/2010                                            1,067,881          1,115,550
        660,000    U.S. Treasury Strip, 0.00%, 8/15/2014                                             417,880            401,681
      5,015,000    U.S. Treasury Strip, 0.00%, 5/15/2018                                           2,277,913          2,391,277
      6,350,000    U.S. Treasury Strip, 0.00%, 11/15/2021                                          2,139,584          2,420,499
      4,720,000    U.S. Treasury Strip, 0.00%, 2/15/2023                                           1,595,313          1,663,135
                                                                                             ----------------------------------
                                                                                                  46,867,543         47,199,260
                                                                                             ----------------------------------

                   AGENCY--2.86%
      2,060,000    Fannie Mae, 1.75%, 6/16/2006                                                    2,023,194          2,028,340
      4,730,000    Freddie Mac, 6.00%, 5/25/2012                                                   4,716,923          4,809,426
                                                                                             ----------------------------------
                                                                                                   6,740,117          6,837,766
                                                                                             ----------------------------------
                   Total U.S. Government & Agency                                                 53,607,660         54,037,026
                                                                                             ----------------------------------

      PAR VALUE    ASSET-BACKED FLOATERS--26.95%                                                        COST       MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
      1,803,000    Access Group, Inc., 2002-1 A1, 1.24%, 6/25/2009*                                1,803,535          1,803,878
      1,970,000    American Express Credit Account Master Trust,
                     2001-1 A, 1.3025%, 9/15/2008*                                                 1,974,547          1,974,651
        590,000    BMW Floorplan Master Owner Trust,
                     2003-1 1, 1.20%, 10/17/2008+*                                                   590,000            590,000
      2,350,000    Capital Auto Receivables Asset Trust,
                     2003-3 A-1B, 1.2125%, 1/16/2006*                                              2,350,000          2,349,333
      2,255,000    Capital One Prime Auto Receivables Trust,
                     2003-2 A3, 1.2425%, 9/17/2007*                                                2,255,000          2,256,150
        271,986    Centex Home Equity, 2003-A AV1, 1.42125%, 3/25/2033*                              271,986            272,192
        370,000    Chalet Finance PLC, 2A A1, 1.36321%, 11/26/2013+*                                 370,000            370,004
      2,495,000    Chase Credit Card Master Trust, 2003-1 A, 1.2125%, 4/15/2008*                   2,495,755          2,496,023
        561,242    Chase Funding Mortgage Loan, 2002-2 2A1, 1.39125%, 5/25/2032*                     561,589            560,729
        290,000    Chesapeake Funding LLC, 2002-1 A1, 1.37%, 6/7/2007*                               290,000            290,042
      1,455,000    Chesapeake Funding LLC, 2003-1 A1, 1.42%, 8/7/2008*                             1,455,000          1,458,133
        402,985    Citifinancial Mortgage Securities, Inc., 2003-4 AF1, 1.31225%, 10/25/2033*        402,985            402,961
      1,125,000    CNH Wholesale Master Note Trust, 2003-1 A, 1.3625%, 8/15/2008*                  1,125,000          1,123,189
        965,000    College Loan Corp. Trust, 2003-2 A2, 1.295%, 1/25/2012*                           965,000            965,000
      1,130,000    Collegiate Funding Services Education Loan Trust,
                     2003-B A1, 1.29172%, 9/30/2013*                                               1,130,000          1,130,000
        482,623    Countrywide Asset-Backed Certificates,
                     2003-S2 A1, 1.31125%, 12/25/2018*                                               482,623            482,482

      PAR VALUE    ASSET-BACKED FLOATERS--26.95% (CONT'D)                                               COST       MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
$       490,153    Countrywide Asset-Backed Certificates,
                     2003-5 AF-1B, 1.32125%, 8/25/2022*                                      $       490,153    $       490,074
        621,785    Countrywide Home Loans, Inc.,
                     2003-42 2A1, 1.27125%, 10/25/2033*                                              621,785            619,508
      1,785,000    DaimlerChrysler Master Owner Trust, 2002-A A, 1.2225%, 5/15/2007*               1,785,752          1,785,031
      1,045,000    Discover Card Master Trust I, 2002-1 A, 1.2325%, 7/15/2007*                     1,045,763          1,044,907
        775,000    Discover Card Master Trust I, 2000-2 A, 1.3425%, 9/18/2007*                       776,582            776,048
      1,000,000    Discover Card Master Trust I, 2000-5 A, 1.3425%, 11/15/2007*                    1,002,880          1,001,676
      2,115,000    Education Funding Capital Trust I, 2003-3 A2, 1.23983%, 12/17/2012*             2,115,000          2,115,000
        356,198    Fannie Mae Grantor Trust, 2002-T5 A1, 1.28804%, 5/25/2032*                        356,198            356,737
      2,110,100    Fannie Mae Grantor Trust, 2003-T3 1A, 1.28804%, 6/25/2033*                      2,110,100          2,110,099
        261,272    Fannie Mae Whole Loan, 2003-W13 AF1, 1.21125%, 10/25/2033*                        261,272            261,313
        553,783    Fannie Mae Whole Loan, 2003-W13 AV1, 1.21125%, 10/25/2033*                        553,783            553,824
        561,037    Fannie Mae Whole Loan, 2003-W16 AF1, 1.23125%, 11/25/2033*                        561,037            561,053
      1,050,768    Fannie Mae Whole Loan, 2003-W5 A, 1.25125%, 4/25/2033*                          1,050,768          1,050,115
        360,000    Fannie Mae Whole Loan, 2003-W13 AV2, 1.28125%, 10/25/2033*                        360,000            360,818
        425,555    Fannie Mae Whole Loan, 2003-W16 AV1, 1.29125%, 11/25/2033*                        425,555            421,458
        500,000    First National Master Note Trust, 2003-1 A, 1.2625%, 8/15/2008*                   500,000            500,781
        730,000    Fleet Credit Card Master Trust II, 2002-A A, 1.2125%, 10/15/2007*                 729,859            729,823
        461,073    Ford Credit Auto Owner Trust, 2001-A A5, 1.2825%, 4/15/2005*                      461,073            461,069
      2,505,000    Ford Credit Floorplan Master Owner Trust,
                     2001-1 A, 1.2525%, 7/17/2006*                                                 2,506,641          2,506,000
        570,000    GMAC Mortgage Corp. Loan Trust,
                     2003-HE1 A1, 1.23125%, 4/25/2033*                                               570,000            570,181
        414,232    GMAC Mortgage Corp. Loan Trust,
                     2003-HE2 A1, 1.24125%, 12/25/2015*                                              414,169            414,114
        334,121    GMAC Mortgage Corp. Loan Trust,
                     2003-AR1 A1, 1.31%, 10/19/2033*                                                 334,121            333,910
        741,001    GMAC Mortgage Corp. Loan Trust,
                     2003-AR2 2A1, 1.34%, 12/19/2033*                                                741,001            740,771
        374,083    GSAMP Trust, 2003-AHL A2A, 1.34125%, 10/25/2033*                                  374,083            374,083
        110,653    GSRPM Mortgage Loan Trust, 2003-1 A1, 1.39125%, 1/25/2032*                        110,653            110,689
      3,625,000    Household Affinity Credit Card Master Note Trust I,
                     2003-3 A, 1.2225%, 8/15/2008*                                                 3,625,000          3,625,000
        661,985    Indymac Loan Trust, 2003-L1 A1, 1.52125%, 11/25/2008+*                            661,985            661,985
        545,000    Interstar Millennium Trust, 2003-5G A2, 1.4043%, 1/20/2036*                       545,000            545,000
        319,318    Long Beach Asset Holdings Corp., 2003-1 N, 1.52125%, 2/25/2008+*                  319,318            319,612
         83,899    Long Beach Mortgage Loan Trust, 2003-4 AV2, 1.21125%,
                     8/25/2033 *                                                                      83,899             83,892
        390,000    MBNA Master Credit Card Trust, 1997-K A, 1.2825%, 4/15/2008*                      390,420            390,594
        220,271    Merit Securities Corp., 11PA 2A3, 1.59125%, 9/28/2025+*                           220,584            220,648
        302,096    Merrill Lynch Mortgage Investors, Inc.,
                     2003-WMC1 A2, 1.50125%, 11/25/2033*                                             302,096            302,209
        341,232    Morgan Stanley ABS Capital I,
                   2003-NC10 A2, 1.34125%, 10/25/2033*                                               341,232            341,241
        520,817    Mound Financing PLC, 2A A2, 1.37%, 11/8/2007+*                                    520,817            520,489
        683,573    MSDWCC Heloc Trust, 2003-2 A, 1.40125%, 4/25/2016*                                683,573            683,769
        260,000    Navistar Financial Corp. Owner Trust, 2003-B A3, 1.3625%,
                     4/15/2008*                                                                      260,000            260,294
      1,000,000    Nelnet Student Loan Trust, 2003-2 A2, 1.21063%, 10/25/2013*                     1,000,000          1,000,051
        545,000    Nissan Auto Lease Trust, 2003-A A3A, 1.3025%, 6/15/2009*                          545,000            545,779
      1,250,000    Nissan Master Owner Trust Receivables, 2003-A A1, 1.2225%,
                     9/15/2008*                                                                    1,250,000          1,250,000
        635,000    NPF XII, Inc., 2002-1A A, 2.39%, 5/2/2005+*                                       634,625             44,450
        422,736    Option One Mortgage Loan Trust, 2002-2 A, 1.41125%,
                     6/25/2032*                                                                      422,998            422,482
        359,106    Option One Mortgage Loan Trust, 2001-4 A, 1.44125%,
                     1/25/2032*                                                                      359,552            359,448
        562,658    Option One Mortgage Loan Trust, 2003-1 A2, 1.56125%,
                     2/25/2033*                                                                      562,658            564,066
        255,987    Option One Mortgage Securities Corp. NIM Trust, 2003-6A,
                     1.36125%, 10/26/2010+*                                                          255,987            255,987

      PAR VALUE    ASSET-BACKED FLOATERS--26.95% (CONT'D)                                               COST       MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
$       500,000    Permanent Financing PLC, 3 2A, 1.28966%, 9/10/2010*                       $       500,000    $       500,025
        302,548    Residential Asset Mortgage Products, Inc., 2003-RS4 AI1,
                     1.23125%, 11/25/2020*                                                           302,548            302,426
        516,575    Residential Asset Mortgage Products, Inc., 2003-RS4 AIIB,
                     1.47125%, 5/25/2033*                                                            516,575            516,139
        395,370    Residential Asset Mortgage Products, Inc., 2003-RS2 AII,
                     1.48125%, 3/25/2033*                                                            395,370            395,284
        220,713    Residential Asset Mortgage Products, Inc., 2002-RS5 AII,
                     1.51125%, 9/25/2032*                                                            220,713            221,028
        392,424    Residential Asset Mortgage Products, Inc., 2003-RS1 AII,
                     1.53125%, 2/25/2033*                                                            392,424            392,722
        445,904    Residential Asset Securities Corp., 2003-KS2 AI1, 1.24125%,
                     8/25/2019*                                                                      445,904            445,771
        286,411    Residential Asset Securities Corp., 2003-KS9 AI1, 1.30125%,
                     2/25/2021*                                                                      286,411            286,411
        305,324    Residential Asset Securities Corp., 2002-KS3 A1B, 1.39125%,
                     5/25/2032*                                                                      305,574            305,649
        269,987    Residential Asset Securities Corp., 2003-KS1 A2, 1.51125%,
                     1/25/2033*                                                                      269,987            270,209
        387,659    Residential Funding Mortgage Securities II, 2003-HI1 A1,
                     1.24125%, 4/25/2010*                                                            387,659            387,600
         78,486    Saxon Asset Securities Trust, 2001-1 AV1, 1.37125%,
                     3/25/2032*                                                                       78,506             78,371
        119,672    Saxon Asset Securities Trust, 2001-3 AV2, 1.42125%,
                     8/25/2031*                                                                      119,726            119,502
        503,893    Saxon Asset Securities Trust, 2003-1 AV1, 1.45125%,
                     6/25/2033*                                                                      503,893            504,135
        765,000    SLM Student Loan Trust, 2003-12 A1, 1.1931%, 3/15/2009*                           765,000            765,000
        845,000    SLM Student Loan Trust, 2003-7 A2, 1.20%, 9/16/2013*                              845,000            845,032
        975,000    SLM Student Loan Trust, 2003-8 A2, 1.21%, 6/15/2011*                              974,695            975,090
        705,000    SLM Student Loan Trust, 2003-11 A2, 1.24841%, 3/15/2013*                          705,000            705,515
        278,351    Specialty Underwriting & Residential Financing, 2003-BC1 A,
                     1.48125%, 1/25/2034*                                                            278,351            278,089
        381,562    Structured Asset Securities Corp., 2003-BC1 A, 1.64125%,
                     5/25/2032*                                                                      381,562            381,911
        415,000    Triad Auto Receivables Owner Trust, 2003-A A3, 1.35875%,
                     7/12/2007*                                                                      415,000            414,840
        585,000    Wachovia Asset Securitization, Inc., 2003-HE3 A, 1.39125%,
                     11/25/2033*                                                                     585,000            585,000
      2,635,000    Wachovia Credit Card Master Trust, 2000-1 A, 1.3125%,
                     12/17/2007*                                                                   2,641,359          2,639,120
      1,005,000    William Street Funding Corp, 2003-1 A, 1.47%, 4/23/2006+*                       1,006,374          1,006,470
                                                                                             ----------------------------------
                   Total Asset-Backed Floaters                                                    65,088,623         64,492,184
                                                                                             ----------------------------------

PRINCIPAL AMOUNT   REPURCHASE AGREEMENT--19.16%                                                         COST       MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
                   UNCLASSIFIED
     45,848,814    State Street Bank & Trust Co., 0.40%, dated 12/31/2003,
                     repurchase price $45,849,833, maturing 1/2/2004
                     (collateralized by U.S. Treasury Bond, 7.25%, 5/15/2016)                     45,848,814         45,848,814
                                                                                             ----------------------------------
                   Total Repurchase Agreement                                                     45,848,814         45,848,814
                                                                                             ----------------------------------
                   Total Investments-121.16%                                                 $   287,374,122        289,912,231
                                                                                             ===============
                   Liabilities less Other Assets-(21.16)%                                                           (50,623,226)
                                                                                                                ---------------
                   NET ASSETS-100.00%                                                                           $   239,289,005
                                                                                                                ===============

 + Security exempt from registration under rule 144A of the Securities Act of 1933.
   These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

 * Security pledged as collateral for when-issued purchase commitment outstanding as of December 31, 2003.

** Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of December 31, 2003.

BOARD OF TRUSTEES

MARIO L. BAEZA, ESQ.

Mario is Chairman of TCW/Latin America Partners, L.L.C. He is also Chairman and CEO of Baeza & Company, an alternative investment firm that specializes in private equities aimed at the U.S. Hispanic market and hedge funds anchored in global macro strategies. He received a B.A. from Cornell University and a J.D. from Harvard Law School, where he later taught.

JAMES W. COMPTON

Jim serves as the president and CEO of the Chicago Urban League and the Chicago Urban League Development Corporation, which have worked to eliminate racial discrimination and segregation since 1916. He has a B.A. from Morehouse College and serves on the boards of directors of The Field Museum and DePaul University.

WILLIAM C. DIETRICH, C.P.A.

Bill serves as co-executive director and a senior faculty member of the Shalem Institute for Spiritual Formation, an internationally known ecumenical training institute for contemplative living founded in 1973. He holds a B.S. from Georgetown University.

ROYCE N. FLIPPIN, JR.

Royce is president of Flippin Associates, a consulting firm for the public and private sectors. Formerly, he was director of athletics at Princeton University and director of both athletics and program advancement for the Massachusetts Institute of Technology. He earned his A.B. from Princeton University and an M.B.A. from Harvard Business School. Royce is on the board of several corporations and nonprofit institutions.

JOHN G. GUFFEY, JR.

John is director and treasurer of Silby Guffey & Co., Inc., a venture capital firm investing in early stage companies in the health care and environmental industries. John has a B.S. from the University of Pennsylvania's Wharton School. He holds directorships with various local and national nonprofit organizations.

MELLODY HOBSON

As president of Ariel Capital Management, LLC, Mellody is responsible for firmwide management and strategic planning. She received an A.B. from Princeton University's Woodrow Wilson School. She serves as a board member of Tellabs, Inc. as well as a director of a number of civic institutions, including the Chicago Public Library, The Field Museum and Princeton. Additionally, she is a regular financial correspondent for ABC's GOOD MORNING AMERICA.

CHRISTOPHER G. KENNEDY

Chris is president of Merchandise Mart Properties, Inc. which manages, among other prime properties, The Merchandise Mart in Chicago; Market Square in High Point, North Carolina; The Washington Design Center; and the Architects & Designers Building in New York City. He earned his B.A. from Boston College and his M.B.A. at the J.L. Kellogg Graduate School of Management at Northwestern University. Chris serves on a variety of civic and corporate boards.

MERRILLYN J. KOSIER

Merrillyn serves as Executive Vice President and Director of Mutual Fund Marketing and Investor Services at Ariel Capital Management, LLC. In this capacity, she spearheads public relations, advertising, branding and shareholder communications for the Ariel Mutual Funds. She earned a B.B.A. in Marketing from Andrews University and an M.B.A. from Loyola University, where she serves on the advisory board for the School of Business Administration.

BERT N. MITCHELL, C.P.A. (INDEPENDENT CHAIRMAN)

Bert is chairman and CEO of Mitchell & Titus, LLP, the nation's largest minority-owned accounting firm. He holds B.B.A., M.B.A. and Honorary Doctorate degrees from the Baruch School of Business of the City University of New York. Bert is also a graduate of the Owner-President Management Program of the Harvard Business School. He serves on the board of The Rouse Company and BJ's Wholesale Club, Inc.

JOHN W. ROGERS, JR.

John is founder, chairman and CEO of Ariel Capital Management, LLC. Additionally, as the firm's chief investment officer, he manages Ariel's small and mid-cap portfolios. John serves on the board of directors of Aon Corporation; Bank One Corporation; Exelon Corporation; and McDonald's Corporation. His civic affiliations include his role as chairman of the Chicago Urban League and trustee of the John S. and James L. Knight Foundation.

[ARIEL MUTUAL FUNDS LOGO]

Ariel Investment Trust
P.O. Box 219121
Kansas City, Missouri
64121-9121
800.292.7435
www.arielmutualfunds.com                                               TPI 12/03